EXHIBIT 4.4


                       STANDARDIZED ADOPTION AGREEMENT
               PROTOTYPE CASH OR DEFERRED PROFIT-SHARING PLAN

                              Sponsored by

                                 SBERA

The Employer named below hereby establishes a Cash or Deferred Profit-Sharing Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Basic Plan Document #01.

I.     EMPLOYER INFORMATION

       IF MORE THAN ONE EMPLOYER IS ADOPTING THE PLAN, COMPLETE THIS SECTION BASED ON THE LEAD EMPLOYER. ADDITIONAL EMPLOYERS WHO ARE MEMBERS OF THE SAME CONTROLLED GROUP OR AFFILIATED SERVICE GROUP MAY ADOPT THIS PLAN BY COMPLETING AND EXECUTING SECTION XX(A) OF THE ADOPTION AGREEMENT.

       A.   NAME AND ADDRESS:

            Thomasville Bancshares, Inc.
            P.O. Box 1999
            Thomasville, GA 31799

       B.   TELEPHONE NUMBER:   912-226-3300

       C.   EMPLOYER'S TAX ID NUMBER:   58-2175800

       D.   FORM OF BUSINESS:

            [ ]  1.  Sole Proprietor    [ ]  5.  Limited Liability Company

            [ ]  2.  Partnership        [ ]  6.  Limited Liability Partnership

            [x]  3.  Corporation        [ ]  7.  _____________________________

            [ ]  4.  S Corporation

       E.   IS THE EMPLOYER PART OF A CONTROLLED GROUP?   [ ]  YES   [x]  NO
            PART OF AN AFFILIATED SERVICE GROUP?          [x]  YES   [ ]  NO

       F.   NAME OF PLAN:   Thomasville Bancshares, Inc. 401(k) Profit Sharing
            Plan

       G.   THREE DIGIT PLAN NUMBER:   001

       H.   EMPLOYER'S TAX YEAR END:   12/31

       I.   EMPLOYER'S BUSINESS CODE:   522110


II.    EFFECTIVE DATE

       A.   NEW PLAN:

            This is a new Plan having an Effective Date of __________________.

       B.   AMENDED AND RESTATED PLANS:

            This is an amendment or restatement of an existing Plan. The initial Effective Date of the Plan was 1/1/1996. The Effective Date of this amendment or restatement is 6/1/2003.

       C.   AMENDED OR RESTATED PLANS FOR GUST:

            This is an amendment or restatement of an existing Plan to comply with GUST [The Uruguay Round Agreements, Pub. L. 103-465 (GATT); The Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353 (USERRA); The Small Business Job Protection Act of 1996, Pub. L. 104-188 (SBJPA) [including Section 414(u) of the Internal Revenue Code]; The Taxpayer Relief Act of 1997, Pub. L. 105-34 (TRA'97); The Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206 (IRSRRA) and The Community Renewal Tax Relief Act of 2000, Pub. L. 106-554 (CRA). The initial Effective Date of the Plan was __________________________. Except as provided for in the Plan, the Effective Date of this amendment or restatement is __________________________. (The restatement date should be no earlier than the first day of the current Plan Year. The Plan contains appropriate retroactive Effective Dates with respect to provisions of GUST.)

            PURSUANT TO CODE SECTION 411(D)(6) AND THE REGULATIONS ISSUED THEREUNDER, AN EMPLOYER CANNOT REDUCE, ELIMINATE OR MAKE SUBJECT
            TO EMPLOYER DISCRETION ANY CODE SECTION 411(D)(6) PROTECTED BENEFIT. WHERE THIS PLAN DOCUMENT IS BEING ADOPTED TO AMEND ANOTHER PLAN
            THAT CONTAINS A PROTECTED BENEFIT NOT PROVIDED FOR IN THE BASIC PLAN DOCUMENT #01, THE EMPLOYER MAY COMPLETE SCHEDULE A AS AN ADDENDUM TO THIS ADOPTION AGREEMENT. SCHEDULE A DESCRIBES SUCH PROTECTED BENEFITS AND SHALL BECOME PART OF THIS PLAN. IF A PRIOR PLAN DOCUMENT CONTAINS A PLAN FEATURE NOT PROVIDED FOR IN THE BASIC PLAN DOCUMENT #01, THE EMPLOYER MAY ATTACH SCHEDULE B DESCRIBING SUCH FEATURE. PROVISIONS LISTED ON SCHEDULE B ARE NOT COVERED BY THE IRS OPINION LETTER ISSUED WITH RESPECT TO THE BASIC PLAN DOCUMENT #01.

       D.   EFFECTIVE DATE FOR ELECTIVE DEFERRALS:

            If different from above, Elective Deferral provisions shall be effective __________________________.


III.   DEFINITIONS

       A.   "COMPENSATION"

            Select the definition of Compensation, the Compensation Computation Period, any Compensation Dollar Limitation and Exclusions from Compensation for each Contribution Type from the options listed below. Enter the letter of the option selected on the lines provided below. Leave the line blank if no election needs to be made.

                 EMPLOYER                  COMPENSATION  COMPENSATION
               CONTRIBUTION   COMPENSATION  COMPUTATION     DOLLAR
                   TYPE        DEFINITION     PERIOD      LIMITATION  EXCLUSIONS
                   ----        ----------     ------      ----------  ----------
            All Contributions      d            b         $               a
            Elective Deferrals                            $
            Voluntary After-tax                           $
            Required After-tax                            $
            Safe Harbor                                   $
            Non-Safe Harbor
              Match Formula 1                             $
            QNEC/QMAC                                     $


                  EMPLOYER                  COMPENSATION  COMPENSATION
                CONTRIBUTION  COMPENSATION  COMPUTATION     DOLLAR
                    TYPE       DEFINITION     PERIOD      LIMITATION  EXCLUSIONS
                    ----       ----------     ------      ----------  ----------
            Discretionary                                 $
            Non-Safe Harbor
              Match Formula 2                             $

                                                COMPENSATION   COMPENSATION
            ANTIDISCRIMINATION   COMPENSATION    COMPUTATION      DOLLAR
                  TESTS           DEFINITION       PERIOD       LIMITATION
                  -----           ----------       ------       ----------
            ADP/ACP                   d               a         $


            COMPENSATION COMPUTATION PERIODS MUST BE CONSISTENT FOR ALL CONTRIBUTION TYPES, EXCEPT DISCRETIONARY. IF DIFFERENT COMPUTATION PERIODS ARE SELECTED, THE SELECTION FOR ADP/ACP TESTING WILL BE DEEMED TO BE THE ELECTION FOR ALL PURPOSES EXCEPT FOR DISCRETIONARY CONTRIBUTIONS.

            1.   Compensation Definition:

                 a. Code Section 3401(a) - W-2 Compensation subject to income tax withholding at the source.

                 b. Code Section 3401(a) - W-2 Compensation subject to income tax withholding at the source, with all pre-tax contributions added.

                 c.  Code Section 6041/6051 - Income reportable on Form W-2.

                 d. Code Section 6041/6051 - Income reportable on Form W-2, with all pre-tax contributions added.

                 e. Code Section 415 - All income received for services performed for the Employer.

                 f. Code Section 415 - All income received for services performed for the Employer with all pre-tax contributions excluded.

                 THE CODE SECTION 415 DEFINITION WILL ALWAYS APPLY WITH RESPECT TO SOLE PROPRIETORS AND PARTNERS.

            2.   Compensation Computation Period:

                 a.  Compensation paid during a Plan Year while a Participant.

                 b.  Compensation paid during the entire Plan Year.

                 c.  Compensation paid during the Employer's fiscal year.

                 d.  Compensation paid during the Calendar year.

            3. Compensation Dollar Limitation: The dollar limitation section does not need to be completed unless Compensation of less than the Code Section 401(a)(17) limit of $160,000 (as indexed) is to be used.

            4. Exclusions From Compensation of Highly Compensated Employees (non-integrated plans only):

                 a. There will be no exclusions from Compensation under the Plan.

                 b. Any amount included in a Participant's gross income due to the application of Code Sections 125, 132(f)(4), 402(h)(1)(B), 402(e) or 403(b) will be excluded from the definition of Compensation under the Plan.

       B. "HIGHLY COMPENSATED EMPLOYEES - TOP-PAID GROUP ELECTION" For Plans which are being amended and restated for GUST, please complete Schedule C outlining the preamendment operation on the Plan, as well as this section of the Adoption Agreement. The testing elections made below will apply to the future operation of the Plan.

            IF THE FOLLOWING ELECTIONS ARE MADE, SUCH ELECTIONS WILL APPLY TO ALL PLANS MAINTAINED BY THE EMPLOYER.

       [ ]  1.   Top-Paid Group Election:

                 In determining who is a Highly Compensated Employee, the Employer makes the Top-Paid Group election. The effect of this election is that an Employee (who is not a 5% owner at any time during the determination year or the look-back year) who earned more than $80,000, as indexed for the look-back year, is a Highly Compensated Employee if the Employee was in the Top-Paid Group for the look-back year. This election is applicable for the Plan Year in which this Plan is effective.

       [ ]  2.   Calendar Year Data Election:

                 If the Plan Year is not the calendar year, the prior year computation period for purposes of determining if an Employee earned more than $80,000, as indexed, is the calendar year beginning in the prior Plan Year. This election is applicable for the Plan Year in which this Plan is effective.

       C.   "HOUR OF SERVICE"

            Hours shall be determined by the method selected below. Only one method may be selected. The method selected shall be applied to all Employees covered under the Plan as follows:

       [ ]  1.   Not applicable.  For all purposes under the Plan, a Year of
                 Service (Period of Service) is defined as Elapsed Time.

       [x]  2.   On the basis of actual hours for which an Employee is paid or entitled to payment.

       [ ]  3.   On the basis of days worked.  An Employee shall be credited with ten (10) Hours of Service if such Employee would be credited with at least one (1) Hour of Service during the day.

       [ ]  4.   On the basis of weeks worked.  An Employee shall be credited with forty-five (45) Hours of Service if such Employee would be credited with at least one (1) Hour of Service during the week.

       [ ]  5.   On the basis of semi-monthly payroll periods.  An Employee shall be credited with ninety-five (95) Hours of Service if such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

       [ ]  6.   On the basis of months worked.  An Employee shall be credited with one-hundred-ninety (190) Hours of Service if such Employee would be credited with at least one (1) Hour of Service during the month.

       D.   "INTEGRATION LEVEL"

       [x]  1.   Not applicable.  The Plan's allocation formula is not
                 integrated with Social Security.

       [ ]  2.   The maximum earnings considered wages for such Plan Year
                 for Social Security withholding purposes without regard to Medicare.

       [ ]  3.   ________% (not more than 100%) of the amount considered
                 wages for such Plan Year for Social Security withholding purposes without regard to Medicare.

       [ ]  4.   $________, provided that such amount is not in excess of
                 the amount determined under paragraph (D)(2) above.

       [ ]  5.   One dollar over 80% of the amount considered wages for such
                 Plan Year for Social Security withholding purposes without regard to Medicare.

       [ ]  6.   20% of the maximum earnings considered wages for such Plan
                 Year for Social Security withholding purposes without regard to Medicare.

       E.   "LIMITATION YEAR"

            Unless elected otherwise below, the Limitation Year shall be the Plan Year.

            The 12-consecutive month period commencing on January 1 and ending on December 31.

            If applicable, there will be a short Limitation Year commencing on ___________________________ and ending on ________________________.
            Thereafter, the Limitation Year shall end on the date specified above.

       F.   "NET PROFIT"

       [x]  1.   Not applicable.  Employer contributions to the Plan are not conditioned on profits.

       [ ]  2.   Net Profits are required for some or all Employer contributions and are defined as follows:

            [ ]  a.  As defined in paragraph 1.61 of Basic Plan Document #01.

            [ ]  b.  Net Profits will be defined in a uniform and
                     nondiscriminatory manner which will not result in a deprivation of an eligible Participant of any Employer Contribution.

                 c.  Net Profits are required for the following contributions:

                     [ ]  i.   Employer Non-Safe Harbor Match Formula 1.

                     [ ]  ii.  Employer Non-Safe Harbor Match Formula 2.

                     [ ]  iii. Employer QNEC and QMAC.

                     [ ]  iv.  Employer discretionary.

            ELECTIVE DEFERRALS CAN ALWAYS BE CONTRIBUTED REGARDLESS OF PROFITS AND TOP-HEAVY MINIMUMS ARE REQUIRED REGARDLESS OF PROFITS.

       G.   "PLAN YEAR"

            The 12-consecutive month period commencing on January 1 and ending on December 31.

            If applicable, there will be a short Plan Year commencing on ___________________________ and ending on _________________________.
            Thereafter, the Plan Year shall end on the date specified above.

       H.   "QDRO PAYMENT DATE"

       [x]  1.   The date the QDRO is determined to be qualified.

       [ ]  2.   The statutory age 50 requirement applies for purposes of making distribution to an alternate payee under the provisions of a QDRO.

       I.   "QUALIFIED JOINT AND SURVIVOR ANNUITY"

       [x]  1.   Not applicable.  The Plan is not subject to the Qualified Joint and Survivor Annuity rules. The safe harbor provisions of paragraph 8.7 of the Basic Plan Document #01 apply. The normal form of payment is a lump sum. No annuities are offered under the Plan.

       [ ]  2.   The normal form of payment is a lump sum.  The Plan does
                 provide for annuities as an optional form of payment at Section
                 XVIII(C) of the Adoption Agreement. Joint and Survivor Annuity rules are avoided unless the Participant elects to take his or her distribution in the form of an annuity.

       [ ]  3.   The Joint and Survivor Annuity rules are applicable and the survivor annuity will be __________% (50%, 66-2/3%, 75% or
                 100%) of the annuity payable during the lives of the Participant and his or her Spouse. If no selection is specified, 50% shall be deemed elected.

       J.   "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY"

            DO NOT COMPLETE THIS SECTION IF PARAGRAPH (I)(1) WAS ELECTED.

       [ ]  1.   The Qualified Preretirement Survivor Annuity shall be 100% of the Participant's Vested Account Balance in the Plan as of the date of the Participant's death.

       [ ]  2.   The Qualified Preretirement Survivor Annuity shall be 50% of the Participant's Vested Account Balance in the Plan as of the date of the Participant's death.

       K.   "VALUATION OF PLAN ASSETS"

            The assets of the Plan shall be valued on the last day of the Plan Year and on the following Valuation Date(s):

            [ ]  1.   There are no other mandatory Valuation Dates.

            [x]  2.   The following Valuation Dates are applicable for the
                      contribution type specified below:

                             Contribution Type              Valuation Date
                             -----------------              --------------
                      All Contributions                            a
                      Elective Deferrals
                      Voluntary After-tax
                      Required After-tax
                      Safe Harbor
                      Non-Safe Harbor Match Formula 1
                      QNEC/QMAC
                      Discretionary
                      Non-Safe Harbor Match Formula 2

                      a.   Daily valued.

                      b.   The last day of each month.

                      c.   The last day of each quarter in the Plan Year.

                      d.   The last day of each semi-annual period in the Plan
                           Year.

                      e.   At the discretion of the Plan Administrator.

                      f.   Other:  _______________________________


IV.    ELIGIBILITY REQUIREMENTS

       Complete the following using the eligibility requirements as specified for each contribution type. IF THIS IS A PAIRED PLAN, THE ELIGIBILITY REQUIREMENTS FOR BOTH PLANS MUST BE THE SAME. To become a Participant in the Plan, the Employee must satisfy the following eligibility requirements:

                                Minimum    Service        Class       Entry
         Contribution Type        Age    Requirement    Exclusions    Date
         -----------------        ---    -----------    ----------    ----
       All Contributions          21         4            1, 2          3
       Elective Deferrals
       Voluntary After-tax
       Required After-tax
       Safe Harbor Contribution*
       Non-Safe Harbor Match -
         Formula 1
       QNECs
       QMACs
       Employer Discretionary
       Non-Safe Harbor Match -
         Formula 2

       *IF ANY AGE OR SERVICE REQUIREMENT SELECTED IS MORE RESTRICTIVE THAN THAT WHICH IS IMPOSED ON ANY EMPLOYEE CONTRIBUTION, THAT GROUP OF EMPLOYEES WILL BE SUBJECT TO THE ADP AND/OR ACP TESTING AS PRESCRIBED UNDER IRS NOTICES 98-52, 2000-3 AND ANY APPLICABLE IRS REGULATIONS.

       A.   AGE:

            1.  No age requirement.

            2. Insert the applicable age in the chart above. The age may not be more than 21.

       B.   SERVICE:

            1.   No Service requirement.

            2. _______ months of Service (insert number of months applicable to the specified contribution type).

            3. _______ months of Service (insert number of months applicable to the specified contribution type).

            4.   1 Year of Service or Period of Service.

            5.   2 Years of Service or Periods of Service.

            6. 1 Expected Year of Service. May enter after six (6) months of actual Service.

            7. 1 Expected Year of Service. May enter after __________ months of actual Service [must be less than one (1) Year].

            8. 1 Expected Year of Service. May enter after __________ months of actual Service [must be less than one (1) Year].

            9. Completion of ___________ Hours of Service within the ___________ month(s) time period following an Employee's commencement of employment.

            NO MORE THAN 83-1/3 HOURS OF SERVICE MAY BE REQUIRED DURING EACH SUCH MONTH; PROVIDED, HOWEVER, THAT THE EMPLOYEE SHALL BECOME A PARTICIPANT NO LATER THAN UPON THE COMPLETION OF 1,000 HOURS OF SERVICE WITHIN AN ELIGIBILITY COMPUTATION PERIOD AND THE ATTAINMENT OF THE MINIMUM AGE REQUIREMENT.

            THE MAXIMUM SERVICE REQUIREMENT FOR ELECTIVE DEFERRALS IS 1 YEAR. FOR ALL OTHER CONTRIBUTIONS, THE MAXIMUM IS 2 YEARS. IF A SERVICE REQUIREMENT GREATER THAN 1 YEAR IS SELECTED, PARTICIPANTS MUST BE 100% VESTED IN THAT CONTRIBUTION.

            A Year of Service for eligibility purposes is defined as follows (choose one):

            DO NOT ENTER THIS DEFINITION IN THE TABLE ABOVE.

       [ ]  10.  Not applicable.  There is no Service requirement.

       [ ] 11. Not applicable. The Plan is using Expected Year of Service or has a Service requirement of less than one (1) year.

       [x] 12. Hours of Service method. A Year of Service will be credited upon completion of 1000 Hours of Service. A Year of Service for eligibility purposes may not be less than 1 Hour of Service nor greater than 1,000 hours by operation of law. If left blank, the Plan will use 1,000 hours.

       [ ]  13.  Elapsed Time method.

       C.   EMPLOYEE CLASS EXCLUSIONS:

            1. Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee Representatives, if benefits were the subject of good faith bargaining and if two percent or less of the Employees are covered pursuant to that agreement are professionals as defined in Regulations Section 1.410(b)-9. For this purpose, the term "employee representative" does not include any organization more than half of whose members are owners, officers or executives of the Employer.

            2.   Employees who are non-resident aliens [within the meaning of
                 Code Section 7701(b)(1)(B)] who receive no Earned Income
                  [within the meaning of Code Section 911(d)(2)] from the
                 Employer which constitutes income from sources within the
                 United States [within the meaning of Code Section 861(a)(3)].

            3. Individuals who become Employees as a result of a "Code Section 410(b)(6)(C) transaction". These Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A "Code Section 410(b)(6)(C) transaction" is an asset or stock acquisition, merger, or other similar transaction involving a change in the Employer or the Employees of a trade or business.

       D. ELIGIBILITY COMPUTATION PERIOD: The initial Eligibility Computation Period shall commence on the date on which an Employee first performs an Hour of Service and the first anniversary thereof.
            Each subsequent Computation Period shall commence on:

       [ ]  1.   Not applicable.  The Plan has a Service requirement of less than one (1) year or uses the Elapsed Time method to determine eligibility.

       [x]  2.   The anniversary of the Employee's employment commencement date and each subsequent 12-consecutive month period thereafter.

       [ ]  3.   The first day of the Plan Year which commences prior to the first anniversary date of the Employee's employment commencement date and each subsequent Plan Year thereafter.

       E.   ENTRY DATE OPTIONS:

            1. The first day of the month coinciding with or next following the date on which an Employee meets the eligibility requirements.

            2. The first day of the payroll period coinciding with or next following the date on which an Employee meets the eligibility requirements.

            3. The earlier of the first day of the Plan Year, or the first day of the fourth, seventh or tenth month of the Plan Year coinciding with or next following the date on which an Employee meets the eligibility requirements.

            4. The earlier of the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or next following the date on which an Employee meets the eligibility requirements.

            5. The first day of the Plan Year following the date on which the Employee meets the eligibility requirements. If this election is made, the Service waiting period cannot be greater than one-half year and the minimum age requirement may not be greater than age 201/2.

            6. The first day of the Plan Year nearest the date on which an Employee meets the eligibility requirements. This option can only be selected for Employer related contributions.

            7. The first day of the Plan Year during which the Employee meets the eligibility requirements. This option can only be selected for Employer related contributions.

            8.   The Employee's date of hire.

       F.   EMPLOYEES ON EFFECTIVE DATE:

       [x]  1.   All Employees will be required to satisfy both the age and
                 Service requirements specified above.

       [ ]  2.   Employees employed on the Plan's Effective Date do not have to satisfy the age requirement specified above.

       [ ]  3.   Employees employed on the Plan's Effective Date do not have to satisfy the Service requirement specified above.

       G.   SPECIAL WAIVER OF ELIGIBILITY REQUIREMENTS:

            The age and/or Service eligibility requirements specified above shall be waived for those eligible Employees who are employed on the following date for the contribution type(s) specified. The waiver applies to either the age and/or Service requirement(s) as elected below.

             Waiver  Waiver of Age  Waiver of Service   Contribution
              Date    Requirement      Requirement          Type
              ----    -----------      ----------           ----
                                                       All Contributions
                                                       Elective Deferrals
                                                       Employer Discretionary
                                                       Non-Safe Harbor
                                                         Match Formula 1
                                                       Safe Harbor Contribution
                                                       QNEC
                                                       QMAC
                                                       Non-Safe Harbor
                                                         Match Formula 2


V.     RETIREMENT AGES

       A.   NORMAL RETIREMENT:

       [x]  1.   Normal Retirement Age shall be age 65  (not to exceed 65).

       [ ]  2.   Normal Retirement Age shall be the later of attaining age
                 ________ (not to exceed age 65) or the ________ (not to exceed the fifth) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

            3.   The Normal Retirement Date shall be:

            [x]  a.   as of the date the Participant attains Normal Retirement
                      Age.

            [ ]  b.   the first day of the month next following the
                      Participant's attainment of Normal Retirement Age.

       B.   EARLY RETIREMENT:

       [x]  1.   Not applicable.

       [ ]  2.   The Plan shall have an Early Retirement Age of  ________ (not less than age 55) and completion of ________ Years of Service.

            3.   The Early Retirement Date shall be:

            [ ]  a.   as of the date the Participant attains Early Retirement
                      Age.

            [ ]  b.   the first day of the month next following the
                      Participant's attainment of Early Retirement Age.


VI.    EMPLOYEE CONTRIBUTIONS

       A.   ELECTIVE DEFERRALS:

       [ ]  1.   Up to ____________%.

       [ ]  2.   Participants shall be permitted to make Elective Deferrals in any amount from a minimum of _______% to a maximum of _______% of their Compensation not to exceed $__________.

       [ ]  3.   Participants shall be permitted to make Elective Deferrals in a flat dollar amount from a minimum of $______________ to a maximum of $_____________, not to exceed ______% of their Compensation.

       [x]  4.   Up to the maximum percentage of Compensation and dollar amounts permissible under Code Section 402(g) not to exceed the limits of Code Sections 401(k), 404 and 415.

       B.   BONUS OPTION:

            Bonuses paid by the Employer are included in the definition of Compensation and the Employer permits a Participant to amend their deferral election to defer to the Plan, an amount not to exceed 100% or $_________ of any bonus received by the Participant for any Plan Year. IF THIS OPTION IS NOT ELECTED, THE PARTICIPANT'S NORMAL DEFERRAL ELECTION PERCENTAGE OR DOLLAR AMOUNT WILL BE AUTOMATICALLY WITHHELD FROM THE BONUS.

       C. AUTOMATIC ENROLLMENT: The Employer elects the automatic enrollment provisions as follows:

       [ ]  1.   NEW EMPLOYEES.  Employees who have not met the eligibility requirements shall have Elective Deferrals withheld in the amount of ________% of Compensation or $________ of Compensation upon entering the Plan.

       [ ]  2.   CURRENT PARTICIPANTS.  Current Participants who are deferring at a percentage less than the amount selected herein shall have Elective Deferrals withheld in the amount of ________% of Compensation or $________ of Compensation.

       [ ]  3.   CURRENT EMPLOYEES.  Employees who are eligible to participate but not deferring shall have Elective Deferrals withheld in the amount of ______ % of Compensation or $_________ of Compensation.

            Employees and Participants shall have the right to amend the stated automatic Elective Deferral percentage or receive cash in lieu of deferral into the Plan.

       D.   VOLUNTARY AFTER-TAX CONTRIBUTIONS:

       [x]  1.   The Plan does not permit Voluntary After-tax Contributions.

       [ ]  2.   Participants may make Voluntary After-tax Contributions in any amount from a minimum of ________% to a maximum of ______% of their Compensation or a flat dollar amount from a minimum of $____________ to a maximum of $______________.

            IF RECHARACTERIZATION OF ELECTIVE DEFERRALS HAS BEEN ELECTED AT
            SECTION XII(D) IN THIS ADOPTION AGREEMENT, VOLUNTARY CONTRIBUTIONS MUST BE PERMITTED IN THE PLAN BY COMPLETING THE SECTION ABOVE.

       E.   REQUIRED AFTER-TAX CONTRIBUTIONS (THRIFT SAVINGS PLANS ONLY):

       [x]  1.   The Plan does not permit Required After-tax Contributions.

       [ ]  2.   Participants shall be required to make Required After-tax
                 Contributions as follows:

            [ ]  a.   ________% of Compensation.

            [ ]  b.   A percentage determined by the Employee.

       F.   ROLLOVER CONTRIBUTIONS:

       [ ]  1.   The Plan does not accept Rollover Contributions.

       [ ]  2.   Participants may make Rollover Contributions after meeting the eligibility requirements for participation in the Plan.

       [x]  3.   Employees may make Rollover Contributions prior to meeting the eligibility requirements for participation in the Plan.

       G.   ELECTIVE PLAN TO PLAN TRANSFER CONTRIBUTIONS:

       [ ]  1.   The Plan does not accept Transfer Contributions.

       [ ]  2.   Participants may make Transfer Contributions after meeting the eligibility requirements for participation in the Plan.

       [x]  3.   Employees may make Transfer Contributions prior to meeting the eligibility requirements for participation in the Plan.

       H.   CHANGES TO ELECTIVE DEFERRALS:

            Participants shall be permitted to terminate their Elective Deferrals at any time upon proper and timely notice to the Employer. Modifications to Participants' Elective Deferrals will become effective on a prospective basis as provided for below:

       [ ]  1.   On a daily basis.

       [ ]  2.   Upon _____ (not to exceed 90) days notice to the Plan
                 Administrator.

       [x]  3.   On the first day of each quarter.

       [ ]  4.   On the first day of the next month.

       [ ]  5.   The beginning of the next payroll period.

       I.   REINSTATEMENT OF ELECTIVE DEFERRALS:

            Participants who terminate their Elective Deferrals shall be permitted to reinstate their Elective Deferrals on a prospective basis as provided for below:

       [ ]  1.   On a daily basis.

       [ ]  2.   Upon _____ (not to exceed 90) days notice to the Plan
                 Administrator.

       [x]  3.   On the first day of each quarter.

       [ ]  4.   On the first day of the next month.

       [ ]  5.   The beginning of the next payroll period.


VII.   SAFE HARBOR PLAN PROVISIONS

[ ] The Employer elects to comply with the Safe Harbor Cash or Deferred Arrangement provisions of Article XI of Basic Plan Document #01 and elects one of the following contribution formulas:

       A.   SAFE HARBOR TESTS:

       [ ]  1.   Only the ADP and not the ACP Test Safe Harbor provisions are applicable.

       [ ]  2.   Both the ADP and ACP Test Safe Harbor provisions are
                 applicable.  If both ADP and ACP provisions are applicable:

            [ ]  a.   No additional Matching Contributions will be made in any
                      Plan Year in which the Safe Harbor provisions are used.

            [ ]  b.   The Employer may make Matching Contributions in addition
                      to any Safe Harbor Matching Contributions elected below.
                      (Complete provisions in Article VIII regarding Matching
                      Contributions that will be made in addition to those Safe
                      Harbor Matching Contributions made below.)

[ ]    B.   DESIGNATION OF ALTERNATE PLAN TO RECEIVE SAFE HARBOR CONTRIBUTION:

            If the Safe Harbor Contribution as elected below is not being made to this Plan, the name of the other plan that will receive the Safe Harbor Contribution is:

[ ]    C.   BASIC MATCHING CONTRIBUTION FORMULA:

            Matching Contributions will be made on behalf of Participants in an amount equal to 100% of the amount of the Eligible Participant's Elective Deferrals that do not exceed 3% of the Participant's Compensation and 50% of the amount of the Participant's Elective Deferrals that exceed 3% of the Participant's Compensation but that do not exceed 5% of the Participant's Compensation.

[ ]    D.   ENHANCED MATCHING CONTRIBUTION FORMULA:

            Matching Contributions will be made in an amount equal to the sum of:

       [ ]  1.   _________% (may not be less than 100%) of the
                 Participant's Elective Deferrals that do not exceed
                 _________% (if more than 6% or if left blank, the ACP Test will apply) of the Participant's Compensation, plus

       [ ]  2.   _________% of the Participant's Elective Deferrals that exceed
                 _________% of the Participant's Compensation but do not exceed
                 _________% (if more than 6% or if left blank the ACP Test will apply) of the Participant's Compensation.

                 This section must be completed so that at any rate of Elective Deferrals, the Matching Contribution is at least equal to the Matching Contribution received if the Employer used the Basic Matching Contribution Formula. The rate of match cannot increase as Elective Deferrals increase. If an additional discretionary match is made it may not exceed 4% of the Participant's Compensation.

[ ]    E.   GUARANTEED NON-ELECTIVE CONTRIBUTION FORMULA:

            The Employer shall make a Non-Elective Contribution equal to _________% (not less than 3%) of the Compensation of each Eligible Participant.

[ ]    F.   FLEXIBLE NON-ELECTIVE CONTRIBUTION FORMULA:

            This provision provides the Employer with the ability to amend the Plan to comply with the Safe Harbor provisions during the Plan Year. To provide such option, the Employer must amend the Plan and indicate on Schedule D that the Safe Harbor Non-Elective Contribution (not less than 3%) will be made for the specified Plan Year. Such election must comply with all the applicable notice requirements.

            ADDITIONAL NON-SAFE HARBOR CONTRIBUTIONS MAY BE MADE TO THE PLAN PURSUANT TO ARTICLE XI OF BASIC PLAN DOCUMENT #01.

[ ]    G.   LIMITATIONS ON SAFE HARBOR MATCHING CONTRIBUTIONS:

            If a Safe Harbor Matching Contribution is made to the Plan:

       [ ]  1.   The Employer will annualize the Safe Harbor Matching
                 Contributions.

       [ ]  2.   The Employer will not annualize the Safe Harbor Matching
                 Contributions and elects to match actual Elective Deferrals made:

            [ ]  a.   on a  payroll basis.

            [ ]  b.   on a monthly basis.

            [ ]  c.   on a Plan Year quarterly basis.

                 If no election is made, the payroll period method will be used. If one of the Matching Contribution calculation periods at
                 Section VII(G)(2) above is selected, Matching Contributions must be deposited to the Plan, not later than the last day of the calendar quarter next following the quarter following to which they relate.

       IF THE SAFE HARBOR PLAN PROVISIONS ARE ELECTED, THE ANTIDISCRIMINATION TESTS AT ARTICLE XI OF THE BASIC PLAN DOCUMENT #01 ARE NOT APPLICABLE. SAFE HARBOR CONTRIBUTIONS MADE ARE SUBJECT TO THE WITHDRAWAL RESTRICTIONS OF CODE SECTION 401(K)(2)(B) AND TREASURY REGULATIONS SECTION 1.401(K)- 1(D); SUCH CONTRIBUTIONS (AND EARNINGS THEREON) MUST NOT BE DISTRIBUTABLE EARLIER THAN SEPARATION FROM SERVICE, DEATH, DISABILITY, AN EVENT DESCRIBED IN CODE SECTION 401(K)(10), OR IN THE CASE OF A PROFIT-SHARING OR STOCK BONUS PLAN, THE ATTAINMENT OF AGE 591/2. SAFE HARBOR CONTRIBUTIONS ARE NOT AVAILABLE FOR HARDSHIP WITHDRAWALS.

       THE ACP TEST SAFE HARBOR IS AUTOMATICALLY SATISFIED IF THE ONLY MATCHING CONTRIBUTION TO THE PLAN IS EITHER A BASIC MATCHING CONTRIBUTION OR AN ENHANCED MATCHING CONTRIBUTION THAT DOES NOT PROVIDE A MATCH ON ELECTIVE DEFERRALS IN EXCESS OF 6% OF COMPENSATION. FOR PLANS THAT ALLOW VOLUNTARY OR REQUIRED AFTER-TAX CONTRIBUTIONS, THE ACP TEST IS APPLICABLE WITH REGARD TO SUCH CONTRIBUTIONS.

       EMPLOYEES ELIGIBLE TO MAKE ELECTIVE DEFERRALS TO THIS PLAN MUST BE ELIGIBLE TO RECEIVE THE SAFE HARBOR CONTRIBUTION IN THE PLAN LISTED ABOVE, TO THE EXTENT REQUIRED BY IRS NOTICES 98-2 AND 2000-3.


VIII.  EMPLOYER CONTRIBUTIONS

       The Employer shall make contributions to the Plan in accordance with the formula or formulas selected below. The Employer's contribution shall be subject to the limitations contained in Articles III and XI. For this purpose, a contribution for a Plan Year shall be limited by Compensation earned in the Limitation Year which ends with or within such Plan Year.

       Do not complete this Section of the Adoption Agreement if the Plan only offers a Safe Harbor Contribution. A Plan that offers both a Safe Harbor Matching Contribution as well as an additional Matching Contribution which is specified below, must complete both Sections VII and VIII of the Adoption Agreement.

       A.   MATCHING EMPLOYER CONTRIBUTION:

            Select the Matching Contribution Formula, Computation Period and special Limitations as well as QNEC and QMAC requirements for each contribution type from the options listed below. Enter the letter of the option(s) selected on the lines provided. Leave the line blank if no election is required.

                          Non-Safe  Matching         Non-Safe  Matching
                           Harbor   Comput-           Harbor   Comput-
              Type of     Matching   ation   Limit-  Matching   ation   Limit-
            Contribution  Formula 1  Period  ations  Formula 2  Period  ations
            ------------  ---------  ------  ------  ---------  ------  ------
            Elective
              Deferrals
            Voluntary
              After-tax
            Required
              After-tax
            403(b)
              Deferrals

            If any election is made with respect to "403(b) Deferrals" above, and this Plan is used to fund any Employer Contributions, Employer Contributions will be based on the Elective Deferrals made to an existing 403(b) plan sponsored by the Employer.

            Name of corresponding 403(b) plan:  _______________________________

            1.   MATCHING CONTRIBUTION FORMULAS:

                 ELECTIVE DEFERRAL MATCHING CONTRIBUTION FORMULAS:
                 ------------------------------------------------

                 a. PERCENTAGE OF DEFERRAL MATCH: The Employer shall contribute to each eligible Participant's account an amount equal to _________% of the Participant's Elective Deferrals up to a maximum of _________% or $_________ of Compensation.

                 b. UNIFORM DOLLAR MATCH: The Employer shall contribute to each eligible Participant's account $________ if the Participant contributes at least ________% or $__________ of Compensation. The Employer's contribution will be made up to a maximum of _____% of Compensation.

                 c. DISCRETIONARY MATCH: The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year. The Matching Contribution shall be contributed to each eligible Participant in accordance with the nondiscriminatory formula determined by the Employer. If this Plan is also utilizing a Safe Harbor Contribution, pursuant to Section VII of this Adoption Agreement, Discretionary Matching Contributions may not exceed 4% of Compensation.

                 d. TIERED MATCH: The Employer shall contribute to each eligible Participant's account an amount equal to:

                      ________% of the first ________% of the Participant's Compensation contributed, and

                      ________% of the next ________% of the Participant's Compensation contributed, and

                      ________% of the next ________% of the Participant's Compensation contributed.

                      The Employer's contribution will be made up to the [ ] greater of [ ] lesser of _________% of Compensation, or $__________.

                      THE PERCENTAGES SPECIFIED ABOVE MAY NOT INCREASE AS THE PERCENTAGE OF PARTICIPANT'S CONTRIBUTION INCREASES.

                 e. PERCENTAGE OF COMPENSATION MATCH: The Employer shall contribute to each eligible Participant's account ________% of Compensation if the eligible Participant contributes at least ________% of Compensation.

                      The Employer's contribution will be made up to the [ ] greater of [ ] lesser of _________% of Compensation, or $__________.

                 f. PROPORTIONATE COMPENSATION MATCH: The Employer shall contribute to each eligible Participant who defers at least ________% of Compensation, an amount determined by multiplying such Employer Matching Contribution by a fraction, the numerator of which is the Participant's Compensation and the denominator of which is the Compensation of all Participants eligible to receive such an allocation.

                      The Employer's contribution will be made up to the [ ] greater of [ ] lesser of _________% of Compensation, or $__________.

                 VOLUNTARY AFTER-TAX MATCHING CONTRIBUTION FORMULAS:
                 --------------------------------------------------

                 g. PERCENTAGE OF DEFERRAL MATCH: The Employer shall contribute to each eligible Participant's account an amount equal to ______% of the Participant's Voluntary After-tax Contributions up to a maximum of ______% or $__________ of Compensation.

                 h. UNIFORM DOLLAR MATCH: The Employer shall contribute to each eligible Participant's account $________ if the Participant contributes at least ________% or $________ of Compensation. The Employer's contribution will be made up to a maximum of _____% of Compensation.

                 i. DISCRETIONARY MATCH: The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year. The Matching Contribution shall be contributed to each eligible Participant in accordance with the nondiscriminatory formula determined by the Employer.

                 REQUIRED AFTER-TAX MATCHING CONTRIBUTION FORMULAS:
                 -------------------------------------------------

                 j. PERCENTAGE OF DEFERRAL MATCH: The Employer shall contribute to each eligible Participant's account an amount equal to ________% of the Participant's Required After-tax Contributions up to a maximum of ________% or $__________ of Compensation.

                 k. UNIFORM DOLLAR MATCH: The Employer shall contribute to each eligible Participant's account $________ if the Participant contributes at least _______% or $__________ of Compensation. The Employer's contribution will be made up to a maximum of ______% of Compensation.

                 l. DISCRETIONARY MATCH: The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year. The Matching Contribution shall be contributed to each eligible Participant in accordance with the nondiscriminatory formula determined by the Employer.

                 If the Matching Contribution formula selected by the Employer is 100% vested and may not be distributed to the Participant before the earlier of the date the Participant separates from Service, retires, becomes disabled, attains 591/2 or dies, it may be treated as a Qualified Matching Contribution.

                 403(B) MATCHING CONTRIBUTION FORMULAS:
                 -------------------------------------

                 m. PERCENTAGE OF DEFERRAL MATCH: The Employer shall contribute to each eligible Participant's account an amount equal to ________% of the Participant's 403(b) Deferrals up to a maximum of ________% or $__________ of Compensation.

                 n. UNIFORM DOLLAR MATCH: The Employer shall contribute to each eligible Participant's account $________ if the Participant contributes at least ______% or $___________ of Compensation. The Employer's contribution will be made up to a maximum of ______% of Compensation.

                 o. DISCRETIONARY MATCH: The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year. The Matching Contribution shall be contributed to each eligible Participant in accordance with the nondiscriminatory formula determined by the Employer.

            2. MATCHING CONTRIBUTION COMPUTATION PERIOD: The Compensation or any dollar limitation imposed in calculating the match will be based on the period selected below. Matching Contributions will be calculated on the following basis:

                 a.  Weekly                 e.  Quarterly

                 b.  Bi-weekly              f.  Semi-annually

                 c.  Semi-monthly           g.  Annually

                 d.  Monthly                h.  Payroll Based

                 The calculation of Matching Contributions based on the Computation Period selected above has no applicability as to when the Employer remits Matching Contributions to the Trust.

            3.   LIMITATIONS ON MATCHING FORMULAS:

                 a. ANNUALIZATION OF MATCHING CONTRIBUTIONS. The Employer elects to annualize Matching Contributions made to the Plan.

                      IF THIS ELECTION IS NOT MADE, MATCHING CONTRIBUTIONS WILL NOT BE ANNUALIZED.

                 b. CONTRIBUTIONS TO PARTICIPANTS WHO ARE NOT HIGHLY COMPENSATED EMPLOYEES: Contribution of the Employer's Matching Contribution will be made only to eligible Participants who are Non-Highly Compensated Employees.

                 c. DEFERRALS WITHDRAWN PRIOR TO THE END OF THE MATCHING COMPUTATION PERIOD: Matching Contributions (whether or not Qualified) will not be made on Employee contributions withdrawn prior to the end of the [ ] Matching Computation Period, or [ ] Plan Year.

                      If elected [ ], this requirement shall apply in the event of a withdrawal occurring as the result of a termination of employment for reasons of retirement, Disability or death.

            4.   QUALIFIED MATCHING CONTRIBUTIONS (QMAC):

            [ ]  a.   For purposes of the ADP or ACP Test, all Matching
                      Contributions made to the Plan will be deemed "Qualified" for purposes of calculating the Actual Deferral Percentage and/or Actual Contribution Percentage. All Matching
                      Contributions must be fully vested when made and are not available for in-service withdrawal.

            [ ]  b.   For purposes of the ADP or ACP Test, only Matching
                      Contributions made to the Plan that are needed to meet the Actual Deferral Percentage or Actual Contribution
                      Percentage Test be deemed "Qualified" for purposes of calculating the Actual Deferral Percentage and/or Actual
                      Contribution Percentage. All such Matching Contributions used must be fully vested when made and are not available for in-service withdrawal.

            5.   QUALIFIED NON-ELECTIVE CONTRIBUTIONS (QNEC):

            [ ]  a.   For purposes of the ADP or ACP Test, all Non-Elective
                      Contributions made to the Plan will be deemed "Qualified" for purposes of calculating the Actual Deferral Percentage and/or Actual Contribution Percentage. All Non-Elective
                      Contributions must be fully vested when made and are not available for in-service withdrawal.

            [ ]  b.   For purposes of the ADP or ACP Test, only the Non-Elective
                      Contributions made to the Plan that are needed to meet the Actual Deferral Percentage or Actual Contribution
                      Percentage Test be deemed "Qualified" for purposes of calculating the Actual Deferral Percentage and/or Actual
                      Contribution Percentage. All such Non-Elective
                      Contributions used must be fully vested when made and are not available for in-service withdrawal.

       B. QUALIFIED MATCHING (QMAC) AND QUALIFIED NON-ELECTIVE (QNEC) EMPLOYER CONTRIBUTION FORMULAS:

       [ ]  1.   QMAC CONTRIBUTION FORMULA:  The Employer may contribute to each eligible Participant's Qualified Matching account an amount equal to (select one or more of the following):

            [ ]  a.   $________ or _______% of the Participant's Elective
                      Deferrals.

            [ ]  b.   $________ or _______% of the Participant's Voluntary
                      After-tax Contributions.

            [ ]  c.   $________ or _______% of the Participant's Required After-
                      tax Contributions.

       [ ]  2.   DISCRETIONARY QMAC CONTRIBUTION FORMULA:  The Employer shall have the right to make a discretionary QMAC contribution.  The
                 Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Years' eligible
                 Participants. This part of the Employer's contribution shall be fully vested.

       [x]  3.   DISCRETIONARY PERCENTAGE QNEC CONTRIBUTION FORMULA: The
                 Employer shall have the right to make a discretionary QNEC contribution which shall be allocated to each eligible
                 Participant's account in proportion to his or her Compensation as a percentage of the Compensation of all eligible
                 Participants. This part of the Employer's contribution shall be fully vested. This contribution will be made to:

            [ ]  a.   All eligible Participants.

            [x]  b.   Only eligible Participants who are Non-Highly Compensated
                      Employees.

       [ ]  4.   DISCRETIONARY UNIFORM DOLLAR QNEC CONTRIBUTION FORMULA: The
                 Employer shall have the right to make a discretionary QNEC contribution which shall be allocated to each eligible
                 Participant's account in a uniform dollar amount to be determined by the Employer and allocated in a nondiscriminatory manner. This part of the Employer's contribution shall be fully vested. This contribution will be made to:

            [ ]  a.   All eligible Participants.

            [ ]  b.   Only eligible Participants who are Non-Highly Compensated
                      Employees.

       [ ]  5.   CORRECTIVE QNEC CONTRIBUTION FORMULA:  The Employer shall have the right to make a QNEC contribution in the amount necessary to pass the ADP/ACP Test or the maximum permitted under Code
                 Section 415. This contribution will be allocated to some or all Non-Highly Compensated Participants designated by the Plan
                 Administrator. The allocation will be the lesser of the amount required to pass the ADP/ACP Test, or the maximum permitted under Code Section 415 and is not available for in-service withdrawals. This part of the Employer's contribution shall be fully vested when made.

[x]    C.   DISCRETIONARY EMPLOYER CONTRIBUTION - Non-Integrated Formula:  The
            Employer shall have the right to make a discretionary contribution.
            The Employer's contribution for the Plan Year shall be made to the accounts of eligible Participants as follows:

       [ ]  1.   Such contribution shall be allocated as a percentage of the
                 Employer's Net Profit.

       [ ]  2.   Such contribution shall be allocated as a percentage of
                 Compensation of eligible Participants for the Plan Year.

       [x]  3.   Such contribution shall be allocated in an amount fixed by an appropriate action of the Employer as of the time prescribed by law.

       [ ]  4.   Such contribution shall be allocated equally in a uniform
                 dollar amount to each eligible Participant.

       [ ]  5.   Such contribution shall be allocated in the same dollar
                 amount to each eligible Participant per Hour of Service the Participant is entitled to Compensation.

[ ]    D.   DISCRETIONARY EMPLOYER CONTRIBUTION - EXCESS INTEGRATED ALLOCATION
            FORMULA: The Employer shall have the right to make a discretionary contribution. The Employer's contribution for the Plan Year shall be allocated to the accounts of eligible Participants as follows:

            ONLY ONE PLAN MAINTAINED BY THE EMPLOYER MAY BE INTEGRATED WITH SOCIAL SECURITY. ANY PLAN UTILIZING A SAFE HARBOR FORMULA PROVIDED IN SECTION VII OF THIS ADOPTION AGREEMENT MAY NOT APPLY THE SAFE HARBOR CONTRIBUTION TO THE INTEGRATED ALLOCATION FORMULA. IF THE PLAN IS NOT TOP-HEAVY OR IF THE TOP-HEAVY MINIMUM CONTRIBUTION OR BENEFIT IS PROVIDED UNDER ANOTHER PLAN COVERING THE SAME EMPLOYEES, PARAGRAPHS (1) AND (2) BELOW MAY BE DISREGARDED AND 5.7%, 5.4% OR 4.3% MAY BE SUBSTITUTED FOR 2.7%, 2.4% OR 1.3% WHERE IT APPEARS IN PARAGRAPH (3) BELOW.

            1. STEP ONE: To the extent contributions are sufficient, all Participants will receive an allocation equal to 3% of their Compensation.

            2. STEP TWO: Any remaining Employer contributions will be allocated up to a maximum of 3% of excess Compensation of all Participants to Participants who have Compensation in excess of the Integration Level (excess Compensation). Each such Participant will receive an allocation in the ratio that his or her excess Compensation bears to the excess Compensation of all Participants. If Employer contributions are insufficient to fund to this level, the Employer must determine the uniform allocation percentage to allocate to those Participants who have Compensation in excess of the Integration Level. To determine this uniform allocation percentage, the Employer must take the remaining contribution and divide that amount by the total excess Compensation of Participants.

            3. STEP THREE: Any remaining Employer contributions will be allocated to all Participants in the ratio that their Compensation plus excess Compensation bears to the total Compensation plus excess Compensation of all Participants. Participants may only receive an allocation of up to 2.7% of their Compensation plus excess Compensation, under this allocation step. If the Integration Level defined at Section III (D) is less than or equal to the greater of $10,000 or 20% of the maximum, the 2.7% need not be reduced. If the amount specified is greater than the greater of $10,000 or 20% of the maximum Taxable Wage Base, but not more than 80%, 2.7% must be reduced to 1.3%. If the amount specified is greater than 80% but less than 100% of the maximum Taxable Wage Base, the 2.7% must be reduced to 2.4%. If Employer contributions are insufficient to fund to this level, the Employer must determine the uniform allocation percentage to allocate to those Participants who have Compensation up to the Integration Level and excess Compensation. To determine this uniform allocation percentage the Employer must take the remaining contribution and divide that amount by the total Compensation including the excess Compensation of Participants.

            4. STEP FOUR: Any remaining Employer contributions will be allocated to all Participants in the ratio that each Participant's Compensation bears to all Participants' Compensation.

[ ]    E.   DISCRETIONARY EMPLOYER CONTRIBUTION - BASE INTEGRATED ALLOCATION
            FORMULA: The Employer shall have the right to make a discretionary contribution. To the extent that such contributions are sufficient, they shall be allocated as follows:

            _________% of each eligible Participant's Compensation, plus

            _________% of Compensation in excess of the Integration Level defined at Section III(E) hereof.

            The percentage of excess Compensation may not exceed the lesser of
             (i) the amount first specified in this paragraph or (ii) the greater of 5.7% or the percentage rate of tax under Code Section 3111(a) as in effect on the first day of the Plan Year attributable to the Old Age (OA) portion of the OASDI provisions of the Social Security Act. If the Employer specifies an Integration Level in
            Section III(E) which is lower than the Taxable Wage Base for Social Security purposes (SSTWB) in effect as of the first day of the Plan Year, the percentage contributed with respect to excess Compensation must be adjusted. If the Plan's Integration Level is greater than the larger of $10,000 or 20% of the SSTWB but not more
            than 80% of the SSTWB, the excess percentage is 4.3%. If the Plan's Integration Level is greater than 80% of the SSTWB but less than 100% of the SSTWB, the excess percentage is 5.4%.

            ONLY ONE PLAN MAINTAINED BY THE EMPLOYER MAY BE INTEGRATED WITH SOCIAL SECURITY. ANY PLAN UTILIZING A SAFE HARBOR FORMULA AS PROVIDED IN SECTION VII OF THIS ADOPTION AGREEMENT, MAY NOT APPLY THE SAFE HARBOR CONTRIBUTIONS TO THIS INTEGRATED ALLOCATION FORMULA.

       F. MINIMUM EMPLOYER CONTRIBUTION FORMULA UNDER TOP-HEAVY PLANS: For any Plan Year during which the Plan is Top-Heavy, the sum of the contributions (excluding Elective Deferrals and/or Matching Contributions) allocated to non-Key Employees shall not be less than the amount required under the Basic Plan Document #01. The eligibility of a Participant to receive Top-Heavy Contributions mirrors the eligibility for any contribution with the earliest Entry Date. Top-Heavy minimums will be allocated to:

       [ ]  1.   all eligible Participants.

       [x]  2.   only eligible non-Key Employees who are Participants.


IX.    ALLOCATIONS TO PARTICIPANTS

       A.   THIS IS A SAFE HARBOR PLAN:

       [ ] Employer Non-Elective and/or Matching Contributions will be made to all Employees who have satisfied the Safe Harbor eligibility requirements.

       B.   ALLOCATION ACCRUAL REQUIREMENTS:

            A Year of Service for eligibility to receive an allocation of Employer contributions will be determined on the basis of the:

       [ ]  1.   Elapsed time method.

       [x]  2.   Hour of service method.  A Year of Service will be credited to all Participants who are employed on the last day of the Plan Year or who have terminated with more than 500 Hours of Service.

       C.   ALLOCATION OF CONTRIBUTIONS TO PARTICIPANTS:

            Employer contributions for a Plan Year will be allocated to all active Participants who are employed on the last day of the Plan Year. For Plans which use the hours counting method, contributions will also be allocated to terminated Participants who have completed more than 500 Hours of Service and those who satisfy the following allocation accrual requirements (check all applicable boxes):

                                           MATCH    MATCH
                                          FORMULA  FORMULA              DISCRET-
                                             1        2     QNEC  QMAC   IONARY
                                          -------  -------  ----  ----  --------
       1.   For Plans using the
            Elapsed Time method,
            contributions will be
            allocated to terminated
            Participants who have
            completed __________
            (not more than 3) months
            of Service                      [ ]      [ ]     [ ]   [ ]     [ ]

       2.   Completion of more than
            500 (not more than 500)
            Hours of Service                [x]      [ ]     [x]   [ ]     [x]

       3.   No Hours of Service or
            Period of Service requirement
            in the Plan Year of
            termination due to:

            a.   Retirement                 [ ]      [ ]     [ ]   [ ]     [ ]

            b.   Disability                 [ ]      [ ]     [ ]   [ ]     [ ]

            c.   Death                      [ ]      [ ]     [ ]   [ ]     [ ]

            d.   Any reason                 [ ]      [ ]     [ ]   [ ]     [ ]

            e.   No last day of the
                 Plan Year requirement
                 in Plan Year of any of
                 the above events.          [ ]      [ ]     [ ]   [ ]     [ ]

[ ]    D.   CONTRIBUTIONS TO DISABLED PARTICIPANTS:

            The Employer will make contributions on behalf of a Participant who is permanently and totally disabled. These contributions will be based on the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled. Such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee. These contributions will be 100% vested when made.


X.     DISPOSITION OF FORFEITURES

[ ]    A.   NOT APPLICABLE.  All contributions are fully vested.

            If (A) is selected, do not complete (B) or (C) below.

       B.   FORFEITURE ALLOCATION ALTERNATIVES:

            Select one or more methods in which forfeitures associated with the contribution type will be allocated (number each item in order of use):

                                              Employer Contribution Type
                                           ---------------------------------
                                           All Non-Safe Harbor
                                                Matching        All Other
            Disposition Method                Contributions    Contributions
            ------------------                -------------    -------------
       1.   Restoration of Participant's
            forfeitures.

       2.   Used to reduce the Employer's
            contribution under the Plan.                             1

       3.   Used to reduce the Employer's
            Matching Contribution.                  1

       4.   Used to offset Plan expenses.

       5.   Added to the Employer's contribution
             (other than Matching) under the Plan.

       6.   Added to the Employer's Matching
            Contribution under the Plan.

       7.   Allocate to all Participants
            eligible to share in the allocations
            in the same proportion that each
            Participant's Compensation for the
            year bears to the Compensation of all
            other Participant's for such year.

       8.   Allocate to all NHCEs eligible to share
            in the allocations in proportion to each such Participant's Compensation for the year.

       9. Allocate to all NHCEs eligible to share in the allocations in proportion to each such Participant's Elective Deferrals for the year.

       10. Allocate to all Participants eligible to share in the allocations in the same proportion that each Participant's Elective Deferrals for the year bears to the Elective Deferrals of all Participants for such year.

       Participants eligible to share in the allocation of other Employer contributions under Section VIII shall be eligible to share in the allocation of forfeitures except where allocations are only to Non-Highly Compensated Employees.

       C.   TIMING OF ALLOCATION OF FORFEITURES:

            If no distribution or deemed distribution has been made to a former Participant, nonvested amounts shall be forfeited at the end of the Plan Year during which the former Participant incurs his or her fifth consecutive one-year Break in Service.

            If a former Participant has received the full amount of his or her vested interest, the nonvested portion of his or her account shall be forfeited and shall be disposed of:

       [ ]  1.   during the Plan Year following the Plan Year in which the
                 forfeiture arose.

       [x]  2.   as of any Valuation or Allocation Date during the Plan Year
                 (or as soon as administratively feasible following the close of the Plan Year) in which the former Participant receives payment of his or her vested benefit.

       [ ]  3.   at the end of the Plan Year during which the former Participant incurs his or her ___________ (1st, 2nd, 3rd, 4th or 5th) consecutive one-year Break in Service.

       [ ]  4.   as of the end of the Plan Year during which the former
                 Participant received full payment of his or her vested benefit.

       [ ]  5.   as of the earlier of the first day of the Plan Year, or the first day of the seventh month of the Plan Year following the date on which the former Participant has received full payment of his or her vested benefit.

       [ ]  6.   as of the next Valuation or Allocation Date following the date on which the former Participant receives payment of his or her vested benefit.


XI. MULTIPLE PLANS MAINTAINED BY THE EMPLOYER, LIMITATIONS ON ALLOCATION, AND TOP-HEAVY CONTRIBUTIONS

       A.   PLANS MAINTAINED BY THE EMPLOYER:

       [x]  1.   This is the only Plan the Employer maintains.  In the event that the allocation formula results in an Excess Amount, such excess, after distribution of Employee contributions pursuant to paragraph 10.2 of the Basic Plan Document #01, shall be:

            [x]  a.   Placed in a suspense account for the benefit of the
                      Participant without the crediting of gains or losses for the benefit of the Participant.

            [ ]  b.   Reallocated as additional Employer contributions to all
                      other Participants to the extent that they do not have any Excess Amount.

                 IF NO METHOD IS SPECIFIED, THE SUSPENSE ACCOUNT METHOD WILL BE USED.

       [ ]  2.   The Employer does maintain another Plan [including a Welfare
                 Benefit Fund or an individual medical account as defined in Code Section 415(l)(2)], under which amounts are treated as Annual Additions and has completed the proper sections below.

                 a. If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, other than a Master or Prototype Plan:

                 [ ]  i.   The provisions of Article X of the Basic Plan
                           Document #01 will apply as if the other plan were a Master or Prototype Plan.

                 [ ]  ii.  The Employer has specified below the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts in a manner that precludes Employer discretion.
                           __________________________________________________
                           __________________________________________________
                           __________________________________________________

                      EMPLOYERS WHO MAINTAINED A QUALIFIED DEFINED BENEFIT PLAN, PRIOR TO JANUARY 1, 2000, SHOULD COMPLETE SCHEDULE C TO DOCUMENT THE PREAMENDMENT OPERATION OF THE PLAN.

                 b. Allocation of Excess Annual Additions: In the event that the allocation formula results in an Excess Amount, such excess, after distribution of Employee contributions, shall be:

                 [ ]  i.   Placed in a suspense account for the benefit of the
                           Participant without the crediting of gains or losses for the benefit of the Participant.

                 [ ]  ii.  Reallocated as additional Employer contributions to all other Participants to the extent that they do not have any Excess Amount.

                 IF NO METHOD IS SPECIFIED, THE SUSPENSE ACCOUNT METHOD WILL BE USED.

       B.   TOP-HEAVY PROVISIONS:

            In the event the Plan is or becomes Top-Heavy, the minimum contribution or benefit required under Code Section 416 relating to Top-Heavy Plans shall be satisfied in the elected manner:

       [x]  1.   This is the only Plan the Employer maintains or has ever
                 maintained. The minimum contribution will be satisfied by this Plan.

       [ ]  2.   The Employer does maintain another Plan which is Paired Plan
                 #01001, #01002, #01013, #02001 or #02002.  The minimum
                 contribution will be satisfied by:

            [ ]  a.   this Plan.

            [ ]  b.   ______________________________________
                      (Name and number of other Paired Plan)

       [ ]  3.   The Employer does maintain another Defined Contribution Plan which is not a Paired Plan.  The minimum contribution will be satisfied by:

            [ ]  a.   this Plan.

            [ ]  b.   ______________________________________
                      (Name of other Qualified Plan)

       [ ]  4.   The Employer maintains a Defined Benefit Plan.  A method is stated below under which the minimum contribution and benefit provisions of Code Section 416 will be satisfied.
                 ______________________________________________________________
                 ______________________________________________________________


XII.   ANTIDISCRIMINATION TESTING

       For Plans which are being amended or restated for GUST, please complete Schedule C outlining the preamendment operation of the Plan, as well as this section of the Adoption Agreement. The testing elections made below will apply to the future operation of the Plan.

[ ]    A.   The Plan is not subject to ADP or ACP testing.  The Plan does not offer Voluntary After-tax or Required After-tax Contributions and it either meets the Safe Harbor provisions of Section VII of this Adoption Agreement, or it does not benefit any Highly Compensated
            Employees.

       B.   TESTING ELECTIONS:

       [ ]  1.   This Plan is using the Prior Year testing method for purposes of the ADP and ACP Tests.

       [x]  2.   This Plan is using the Current Year testing method for purposes of the ADP and ACP Tests.

            IF NO ELECTION IS MADE, THE PLAN WILL USE THE CURRENT YEAR TESTING METHOD.

            This election cannot be rescinded for a Plan Year unless (1) the Plan has been using the Current Year testing method for the preceding 5 Plan Years, or, if lesser, the number of Plan Years the Plan has been in existence; or (2) the Plan otherwise meets one of the conditions specified in IRS Notice 98-1 (or other superseding guidance) for changing from the Current Year testing method.

            A PROTOTYPE PLAN MUST USE THE SAME TESTING METHOD FOR BOTH THE ADP AND ACP TESTS FOR PLAN YEARS BEGINNING ON OR AFTER THE DATE THE EMPLOYER ADOPTS ITS GUST-RESTATED PLAN DOCUMENT.

       C.   TESTING ELECTIONS FOR THE FIRST PLAN YEAR:

            COMPLETE ONLY WHEN PRIOR YEAR TESTING METHOD ELECTION IS MADE.

       [ ]  1.   If this is not a successor Plan, then for the first Plan Year this Plan permits (a) any Participant to make Employee contributions, (b) provides for Matching Contributions or
                  (c) both, the ACP used in the ACP Test for Participants who are Non-Highly Compensated Employees shall be such first Plan
                 Year's ACP.  DO NOT SELECT THIS OPTION IF THE EMPLOYER IS USING
                 THE "DEEMED 3% RULE".

       [ ]  2.   If this is not a successor Plan, then for the first Plan Year this Plan permits any Participants to make Elective Deferrals, the ADP used in the ADP Test for Participants who are Non-
                 Highly Compensated Employees shall be such first Plan Year's
                 ADP. DO NOT SELECT THIS OPTION IF THE EMPLOYER IS USING THE
                 "DEEMED 3% RULE".

[ ]    D.   RECHARACTERIZATION:

            Elective Deferrals may be recharacterized as Voluntary After-tax Contributions to satisfy the ADP Test. The Employer must have elected to permit Voluntary After-tax Contributions in the Plan for this election to be operable.


XIII.  VESTING

       Participants shall always have a fully vested and nonforfeitable interest in their Employee contributions (including Elective Deferrals, Required After-tax and Voluntary After-tax Contributions), Qualified Matching Contributions ("QMACs"), Qualified Non-Elective Contributions ("QNECs") or Safe Harbor Matching or Non-Elective Contributions and their investment earnings.

       Each Participant shall acquire a vested and nonforfeitable percentage in his or her account balance attributable to Employer contributions and their earnings under the schedule(s) selected below except in any Plan Year during which the Plan is determined to be Top-Heavy. In any Plan Year in which the Plan is Top-Heavy, the Two-twenty vesting schedule
        [option (B)(4)] or the three-year cliff schedule [option (B)(3)] shall automatically apply unless the Employer has already elected a faster vesting schedule. If the Plan is switched to option (B)(4) or (B)(3), because of its Top-Heavy status, that vesting schedule will remain in effect even if the Plan later becomes non-Top-Heavy until the Employer executes an amendment of this Adoption Agreement.

       A.   VESTING COMPUTATION PERIOD:

            A Year of Service for vesting will be determined on the basis of the (choose one):

       [ ]  1.   Not applicable.  All contributions are fully vested.

       [ ]  2.   Elapsed Time method.

       [x]  3.   Hour of Service method.  A Year of Service will be credited upon completion of 1000 Hours of Service. A Year of Service for vesting purposes will not be less than 1 Hour of Service nor greater than 1,000 hours by operation of law. If left blank, the Plan will use 1,000 hours.

            The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account balance derived from Employer contributions:

       [ ]  4.   shall not be applicable since Participants are always fully vested.

       [ ]  5.   shall not be applicable as the Plan is using the Elapsed Time.

       [x]  6.   shall commence on the date on which an Employee first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

       [ ]  7.   shall commence on the first day of the Plan Year during which an Employee first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

            For Plans not using Elapsed Time, a Participant shall receive credit for a Year of Service if he or she completes the number of hours specified above at any time during the 12-consecutive month computation period. A Year of Service may be earned prior to the end of the 12-consecutive month computation period and the Participant need not be employed at the end of the 12-consecutive month computation period to receive credit for a Year of Service.

       B.   VESTING SCHEDULES:

            Select the appropriate Schedule(s) for each contribution type and complete the blank vesting percentages from the list below and insert the option number in the vesting schedule chart below.

                                    Years of Service
                        -------------------------------------
                        1     2     3     4     5     6     7

            1.   Full and immediate Vesting

            2.   ___%    100%

            3.   ___%    ___%    100%

            4.   0%    20%    40%    60%    80%    100%

            5.   ___%    ___%    20%    40%    60%    80%    100%

            6.   10%    20%    30%    40%    60%    80%    100%

            7.   ___%    ___%    ___%    ___%    100%

            8.   ___%    ___%    ___%    ___%    ___%    ___%    100%

            THE PERCENTAGES SELECTED FOR SCHEDULE (8) MAY NOT BE LESS FOR ANY YEAR THAN THE PERCENTAGES SHOWN AT SCHEDULE (5).

            Vesting Schedule Chart        Employer Contribution Type
            ----------------------        --------------------------
                    4                 All Employer Contributions
                                      Safe Harbor Contributions
                                        (Matching or Non-Elective)
                    1                 QMACs and QNECs
                                      Non-Safe Harbor Match - Formula 1
                                      Non-Safe Harbor Match - Formula 2
                                      Match on Voluntary After-tax Contributions
                                      Match on Required After-tax Contributions
                                      Discretionary Contributions
                    4                 Top-Heavy Minimum Contribution
                                      Other Employer Contribution

       C.   SERVICE DISREGARDED FOR VESTING:

       [x]  1.   Not applicable.  All Service is recognized.

       [ ]  2.   Service prior to the Effective Date of this Plan or a
                 predecessor plan is disregarded when computing a Participant's vested and nonforfeitable interest.

       [ ]  3.   Service prior to a Participant having attained age 18 is
                 disregarded when computing a Participant's vested and nonforfeitable interest.

[ ]    D.   FULL VESTING OF EMPLOYER CONTRIBUTIONS FOR CURRENT PARTICIPANTS:

            Notwithstanding the elections above, all Employer contributions made to a Participant's account shall be 100% fully vested if the Participant is employed on the Effective Date of the Plan (or such other date as entered herein): _______________________________.


XIV.   SERVICE WITH PREDECESSOR ORGANIZATION

[ ]    A.   Not applicable.  The Plan does not recognize Service with any predecessor organization.

[ ]    B.   The Plan recognizes Service with all predecessor organizations.

[x]    C.   Service with the following organization(s) will be recognized for the Plan purpose indicated:

                                                      Allocation
                                          Eligibility   Accrual   Vesting
                                          -----------   -------   -------
       Joseph Parker & Company, Inc.          [x]         [ ]       [x]
       Synovus Securities, Inc.               [x]         [ ]       [x]

       Attach additional pages as necessary.


XV.    IN-SERVICE WITHDRAWALS

       A.   IN-SERVICE WITHDRAWALS:

       [x]  1.   In-service withdrawals are not permitted in the Plan.

       [ ]  2.   In-service withdrawals are permitted in the Plan.  Participants may withdraw the following contribution types after meeting the following requirements (select one or more of the following options):

                                                  WITHDRAWAL RESTRICTIONS
                 CONTRIBUTIN TYPES            A    B    C    D    E    F    G
                 -----------------            -------------------------------

                 a.   All Contributions      [ ]  n/a  n/a  [ ]  [ ]  n/a  n/a

                 b.   Voluntary After-tax    [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  n/a

                 c.   Required After-tax     [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  n/a

                 d.   Rollover               [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  n/a

                 e.   Transfer               [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]

                 f.   Elective Deferrals     [ ]  n/a  n/a  [ ]  [ ]  n/a  n/a

                 g.   Qualified Non-Elective [ ]  n/a  n/a  [ ]  [ ]  n/a  n/a

                 h.   Qualified Matching     [ ]  n/a  n/a  [ ]  [ ]  n/a  n/a

                 i.   Safe Harbor Matching   [ ]  n/a  n/a  [ ]  [ ]  n/a  n/a

                 j.   Safe Harbor
                        Non-Elective         [ ]  n/a  n/a  [ ]  [ ]  n/a  n/a

                 k.   Vested
                        Non-Safe Harbor
                        Matching Formula 1   [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]

                 l.   Vested
                        Non-Safe Harbor
                        Matching Formula 2   [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]

                 m.   Vested Discretionary   [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]

                 WITHDRAWAL RESTRICTION KEY
                 --------------------------

                 A.   Not available for in-service withdrawals.

                 B.   Available for in-service withdrawals.

                 C. Participants having completed five years of Plan participation may elect to withdraw all or any part of their Vested Account Balance.

                 D. Participants may withdraw all or any part of their Account Balance after having attained the Plan's Normal Retirement Age.

                 E. Participants may withdraw all or any part of their Vested Account Balance after having attained age ______ (not less than age 591/2).

                 F. Participants may elect to withdraw all or any part of their Vested Account Balance which has been credited to their account for a period in excess of two years.

                 G. Available for withdrawal only if the Participant is 100% vested.

       B.   HARDSHIP WITHDRAWALS:

       [ ]  1.   Hardship withdrawals are not permitted in the Plan.

       [x]  2.   Hardship withdrawals are permitted in the Plan and will be taken from the Participant's account as follows (select one or more of these options):

            [x]  a.   Participants may withdraw Elective Deferrals.

            [ ]  b.   Participants may withdraw Elective Deferrals and any
                      earnings credited as of December 31, 1988 (or if later, the end of the last Plan Year ending before July 1, 1989).

            [ ]  c.   Participants may withdraw Rollover Contributions plus
                      their earnings.

            [ ]  d.   Participants may withdraw Transfer Contributions plus
                      their earnings.

            [ ]  e.   Participants may withdraw fully vested Employer
                      contributions plus their earnings.

            [ ]  f.   Participants may withdraw vested Non-Safe Harbor Matching
                      Formula 1 Contributions plus their earnings.

            [ ]  g.   Participants may withdraw vested Non-Safe Harbor Matching
                      Formula 2 Contributions plus their earnings.

            [ ]  h.   Participants may withdraw Qualified Matching Contributions and Qualified Non-Elective Contributions plus their earnings, and the earnings on Elective Deferrals which have been credited to the Participant's account as of December 31, 1988 (or if later, the end of the last Plan
                      Year ending before July 1, 1989).


XVI.   LOAN PROVISIONS

[x]    A.   Participant loans are permitted in accordance with the Employer's established loan procedures.

[x]    B.   Loan payments will be suspended under the Plan as permitted under
            Code Section 414(u) in accordance with the Uniformed Service
            Employment and Reemployment Rights Act of 1994.


XVII.  INVESTMENT MANAGEMENT

       A.   INVESTMENT MANAGEMENT RESPONSIBILITY:

       [ ]  1.   The Employer shall appoint a discretionary Trustee to manage the assets of the Plan.

       [ ]  2.   The Employer shall retain investment management responsibility and/or authority.

       [x]  3.   The party designated below shall be responsible for the
                 investment of the Participant's account.

                 By selecting a box, the Employer is making a designation as to who will have authority to issue investment directives with respect to the specified contribution type (check all applicable boxes):

                                                  Trustee  Employer  Participant
                                                  -------  --------  -----------
                 a.   All Contributions              n/a     n/a         [x]

                 b.   Employer Contributions         [ ]     [ ]         [ ]

                 c.   Elective Deferrals             [ ]     [ ]         [ ]

                 d.   Voluntary After-tax            [ ]     [ ]         [ ]

                 e.   Required After-tax             [ ]     [ ]         [ ]

                 f.   Safe Harbor Contributions      [ ]     [ ]         [ ]

                 g.   Non-Safe
                        Harbor Match Formula 1       [ ]     [ ]         [ ]
                 h.   QMACs                          [ ]     [ ]         [ ]

                 i.   QNECs                          [ ]     [ ]         [ ]

                 j.   Non-Safe
                        Harbor Match Formula 2       [ ]     [ ]         [ ]

                 k.   Rollover Contribution          [ ]     [ ]         [ ]

                 l.   Transfer Contributions         [ ]     [ ]         [ ]

            TO THE EXTENT PARTICIPANT SELF-DIRECTION WAS PREVIOUSLY PERMITTED, THE EMPLOYER SHALL HAVE THE RIGHT TO EITHER MAKE THE ASSETS PART OF THE GENERAL FUND OR LEAVE THEM AS SELF-DIRECTED SUBJECT TO THE PROVISIONS OF THE BASIC PLAN DOCUMENT #01.

       B.   LIMITATIONS ON PARTICIPANT DIRECTED INVESTMENTS:

       [x]  1.   Participants are permitted to invest only among investment alternatives made available by the Employer under the Plan.

       [ ]  2.   Participants are permitted to invest in any investment
                 alternative permitted under the Basic Plan Document #01.

[ ]    C.   INSURANCE:

            The Plan permits insurance as an investment alternative.

[X]    D.   ERISA SECTION 404(C):

            The Employer intends to be covered by the fiduciary liability provisions with respect to Participant directed investments under ERISA Section 404(c).

XVIII. DISTRIBUTION OPTIONS

       A.   TIMING OF DISTRIBUTIONS [BOTH (1) AND (2) MUST BE COMPLETED]:

            1. Distributions payable as a result of termination for reasons other than death, Disability or retirement shall be paid c [select from the list at (A)(3) below].

            2. Distributions payable as a result of termination for death, Disability or retirement shall be paid c [select from the list at (A)(3) below].

            3.   Distribution Options:

                 a. As soon as administratively feasible on or after the Valuation Date following the date on which a distribution is requested or is otherwise payable.

                 b. As soon as administratively feasible following the close of the Plan Year during which a distribution is requested or is otherwise payable.

                 c. As soon as administratively feasible following the date on which a distribution is requested or is otherwise payable. (This option is recommended for daily valuation plans.)

                 d. As soon as administratively feasible after the close of the Plan Year during which the Participant incurs ___________ (cannot be more than 5) consecutive one-year Breaks in Service. [This formula can only be used in
                      (A)(1).]

                 e. As soon as administratively feasible after the close of the Plan Year during which the Participant incurs ___________ (cannot be more than 5) consecutive one-year Breaks in Service. [This formula can only be used in
                      (A)(2).]

                 f. Only after the Participant has attained the Plan's Normal Retirement Age or Early Retirement Age, if applicable.

       B.   REQUIRED BEGINNING DATE:

            The Required Beginning Date of a Participant with respect to a Plan is (select one from below):

       [ ]  1.   The April 1 of the calendar year following the calendar year in which the Participant attains age 701/2.

       [ ]  2.   The April 1 of the calendar year following the calendar year in which the Participant attains age 701/2 except that distributions to a Participant (other than a 5% owner) with respect to benefits accrued after the later of the adoption of this Plan or Effective Date of the amendment of this Plan must commence no later than the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 701/2 or the calendar year in which the Participant retires.

       [x]  3.   The later of the April 1 of the calendar year following the calendar year in which the Participant attains age 701/2 or retires except that distributions to a 5% owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 701/2.

                 Except that such Participant [x] may [ ] may not elect to begin receiving distributions as of April 1 of the calendar year following the calendar year in which the Participant attains age 701/2. Any distributions made pursuant to such an election will not be considered required minimum distributions. Such distributions will be considered in-service distributions and as such, will be subject to applicable withholding.

            PLANS WHICH ARE AN AMENDMENT OR RESTATEMENT OF AN EXISTING PLAN WHICH PROVIDED FOR THE PROVISIONS OF CODE SECTION 401(A)(9) CURRENTLY IN EFFECT PRIOR TO THE AMENDMENT OF THE SMALL BUSINESS JOB PROTECTION ACT OF 1996 MUST COMPLETE SCHEDULE C.

       C.   FORMS OF PAYMENT (SELECT ALL THAT APPLY):

       [x]  1.   Lump sum.

       [ ]  2.   Installment payments.

       [ ]  3.   Partial payments; the minimum amount will be $___________.

       [ ]  4.   Life annuity.

       [ ]  5.   Term certain annuity with payments guaranteed for ___________
                 years (not to exceed 20).

       [ ]  6    Joint and [ ] 50%, [ ] 66-2/3%, [ ] 75% or [ ] 100% survivor annuity.

       [ ]  7.   The default form of payment will be a direct rollover into an individual retirement account or annuity for any "cash out" distribution made pursuant to Code Sections 411(a)(7), and 411(a)(11) and 417(e)(1).

       [ ]  8.   Cash.

       [ ]  9.   Employer securities.

       [ ]  10.  Other marketable securities.

            THE NORMAL FORM OF PAYMENT IS DETERMINED AT SECTION III(I) OF THIS ADOPTION AGREEMENT.

       D.   RECALCULATION OF LIFE EXPECTANCY:

       [ ]  1.   Recalculation is not permitted.

       [x]  2.   Recalculation is permitted.  When determining installment
                 payments in satisfying the minimum distribution requirements under the Plan, and life expectancy is being recalculated:

            [ ]  a.   only the Participant's life expectancy shall be
                      recalculated.

            [ ]  b.   both the Participant and Spouse's life expectancy shall
                      be recalculated.

            [x]  c.   the Participant will determine whose life expectancy is
                      recalculated.


XIX.   SPONSOR INFORMATION AND ACCEPTANCE

       This Plan may not be used and shall not be deemed to be a Prototype
       Plan unless an authorized representative of the Sponsor has acknowledged the use of the Plan. Such acknowledgment that the Employer is using the Plan does not represent that the Adoption Agreement (as completed) and Plan have been reviewed by a representative of the Sponsor or constitute a qualified retirement plan.

       Acknowledged and accepted by the Sponsor this ___ day of ____________,
       _______.

       Name:                                     Chris Hulse

       Title:                                    Senior Vice President

       Signature:                                ______________________________

       Questions concerning the language contained in and the qualification of the Prototype should be addressed to:

       Northeast Retirement Services, Inc.

       781-938-9595

       In the event that the Sponsor amends, discontinues or abandons this Prototype Plan, notification will be provided to the Employer's address provided on the first page of this Adoption Agreement.


XX.    SIGNATURES

       THE SPONSOR RECOMMENDS THAT THE EMPLOYER CONSULT WITH ITS LEGAL COUNSEL AND/OR TAX ADVISOR BEFORE EXECUTING THIS ADOPTION AGREEMENT. THE EMPLOYER UNDERSTANDS THAT ITS FAILURE TO PROPERLY COMPLETE OR AMEND THIS ADOPTION AGREEMENT MAY RESULT IN FAILURE OF THE PLAN TO QUALIFY
       OR DISQUALIFICATION OF THE PLAN. THE EMPLOYER BY EXECUTING THIS ADOPTION AGREEMENT ACKNOWLEDGES THAT THIS IS A LEGAL DOCUMENT WITH SIGNIFICANT TAX AND LEGAL RAMIFICATIONS.


       A.   EMPLOYER:

            This Adoption Agreement and the corresponding provisions of Basic Plan Document #01 are adopted by the Employer this__________ day of _____________________, ___________.

            Name of Employer:                    Thomasville Bancshares, Inc.

            Executed on behalf
              of the Employer by:                ____________________________

            Title:                               ____________________________

            Signature:                           ____________________________


            PARTICIPATING EMPLOYER:

            Name and address of any Participating Employer:

            Thomasville National Bank
            P.O. Box 1999
            Thomasville, GA 31799

            This Adoption Agreement and the corresponding provisions of Basic Plan Document #01 are adopted by the Participating Employer this__________ day of _____________________, ___________.

            Executed on behalf of the
            Participating Employer by:           ____________________________

            Title:                               ____________________________

            Signature:                           ____________________________

            Attach additional signature pages as necessary.

            EMPLOYER'S RELIANCE: The adopting Employer may rely on an Opinion Letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code except to the extent provided in Rev. Proc. 2000-20, 2000-6 I.R.B. 553 and Announcement 2001-77, 2001-30 I.R.B. An Employer who maintains or has ever maintained or who later adopts any plan [including a Welfare Benefit Fund as defined in Code Section 419(e), which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Code Section 419A(d)(3), or an individual medical account as defined in Code
            Section 415(l)(2)] in addition to this Plan (other than Paired Plan #01001, #01002, #01013, #02001 or #02002) may not rely on the Opinion Letter issued by the National Office of the Internal Revenue Service with respect to the requirements of Code Sections 415 and 416. If the Employer who adopts or maintains multiple Plans wishes to obtain reliance with respect to the requirements of Code Sections 415 and 416, application for a determination letter should be made to Employee Plans Determinations of the Internal Revenue Service. The Employer may not be entitled to rely on the Opinion Letter in certain other circumstances, which are specified in the Opinion Letter issued with respect to the Plan or Revenue Procedure 2000-20 and Announcement 2001-77.

            This Adoption Agreement may only be used in conjunction with Basic Plan Document #01.

            THE SPONSOR RECOMMENDS THAT THE EMPLOYER CONSULT WITH ITS LEGAL COUNSEL AND/OR TAX ADVISOR BEFORE EXECUTING THIS ADOPTION AGREEMENT. THE EMPLOYER UNDERSTANDS THAT ITS FAILURE TO PROPERLY COMPLETE OR AMEND THIS ADOPTION AGREEMENT MAY RESULT IN FAILURE OF THE PLAN TO QUALIFY OR DISQUALIFICATION OF THE PLAN. THE EMPLOYER BY EXECUTING THIS ADOPTION AGREEMENT ACKNOWLEDGES THAT THIS IS A LEGAL DOCUMENT WITH SIGNIFICANT TAX AND LEGAL RAMIFICATIONS.

            PARTICIPATING EMPLOYER:

            Name and address of Employer if different than specified in Section I above.

            Joseph Parker & Company, Inc.
            P.O. Box 1999
            Thomasville, GA 31799

            This Adoption Agreement and the corresponding provisions of Basic Plan Document #01 are adopted by the Participating Employer this__________ day of _____________________, ___________.

            Executed on behalf of the
            Participating Employer:              ____________________________

            Title:                               ____________________________

            Signature:                           ____________________________

            Attach additional signature pages as necessary.

            EMPLOYER'S RELIANCE: The adopting Employer may rely on an Opinion Letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code except to the extent provided in Rev. Proc. 2000-20, 2000-6 I.R.B. 553 and Announcement 2001-77, 2001-30 I.R.B. An Employer who maintains or has ever maintained or who later adopts any plan [including a Welfare Benefit Fund as defined in Code Section 419(e), which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Code Section 419A(d)(3), or an individual medical account, as defined in Code
            Section 415(l)(2)] in addition to this Plan (other than Paired Plan #01001, #01002, #01013, #02001 or #02002) may not rely on the
            Opinion Letter issued by the National Office of the Internal Revenue Service with respect to the requirements of Code Sections 415 and 416. If the Employer who adopts or maintains multiple Plans wishes to obtain reliance with respect to the requirements of Sections 415 and 416, application for a determination letter should be made to Employee Plans Determinations of the Internal Revenue Service. The Employer may not be entitled to rely on the Opinion Letter in certain other circumstances, which are specified in the Opinion Letter issued with respect to the Plan or Revenue Procedure 2000-20 and Announcement 2001-77.

            This Adoption Agreement may only be used in conjunction with Basic Plan Document #01.


       B.   TRUSTEE:

            Trust Agreement:

            [ ] Not applicable. Plan assets will be invested in Group Annuity Contracts. There is no Trustee and the terms of the contract(s) will apply.

            [x] The Trust provisions used will be as contained in the Basic Plan Document #01.

            [ ] The Trust provisions used will be as contained in the accompanying executed Trust Agreement between the Employer and the Trustee attached hereto.

            Complete the remainder of this section only if the Trust provisions used are as contained in the Basic Plan Document #01.

            Name and address of Trustee:

            TNB Financial Services, Inc.
            P.O. Box 1999
            Thomasville, GA 31799

            The assets of the Plan shall be invested in accordance with Article XIII of the Basic Plan Document #01. The Employer's Plan and Trust as contained herein is accepted by the Trustee this ____________ day of ____________________, ___________.

            Accepted on behalf of the Trustee by:   Joel Barrett

            Title:                                  President

            Signature:                              ___________________________


            Accepted on behalf of the Trustee by:   ___________________________

            Title:                                  ___________________________

            Signature:                              ___________________________


            Accepted on behalf of the Trustee by:   ___________________________

            Title:                                  ___________________________

            Signature:                              ___________________________


       C.   CUSTODIAN:

            Custodial Agreement:

            [x]  Not applicable.  There is no Custodian.

            [ ] Not applicable. Plan assets will be invested in Group Annuity Contracts. There is no Custodian and the terms of the contract(s) will apply.

            [ ] The Custodial provisions used will be as contained in Basic Plan Document #01.

            [ ] The Custodial provisions used will be as contained in the accompanying executed Custodial Agreement between the Employer and the Custodian attached hereto.

            Complete the remainder of this section only if the Custodial provisions used are as contained in the Basic Plan Document #01.

            Name and address of Custodian:

            _________________________________________________________________

            _________________________________________________________________

            _________________________________________________________________

            _________________________________________________________________

            The assets of the Plan shall be invested in accordance with Article XIII of the Basic Plan Document #01. The Employer's Plan and Custodial Account as contained herein are accepted by the Custodian this __________ day of ________________, __________.

            Accepted on behalf of the Custodian by:  __________________________

            Title:                                   __________________________

            Signature:                               __________________________



                                       SCHEDULE A

                                   PROTECTED BENEFITS


This Schedule includes any prior Plan protected benefits which are not available in Basic Plan Document #01. Complete as applicable.

1.     Plan Provision:
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________

       Effective Date:  ____________________________

2.     Plan Provision:
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________

       Effective Date:  ____________________________

3.     Plan Provision:
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________

       Effective Date:  ____________________________

4.     Plan Provision:
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________

       Effective Date:  ____________________________

5.     Plan Provision:
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________

       Effective Date:  ____________________________



                                   SCHEDULE B

                              PRIOR PLAN PROVISIONS


This Schedule should be used if a prior plan contains provisions not found in Basic Plan Document #01, or where the Employer wishes to document transactions or historical provisions of the Employer's Plan.

1.     Plan Provision:
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________

       Effective Date:  ____________________________

2.     Plan Provision:
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________

       Effective Date:  ____________________________

3.     Plan Provision:
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________

       Effective Date:  ____________________________

4.     Plan Provision:
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________

       Effective Date:  ____________________________

5.     Plan Provision:
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________

       Effective Date:  ____________________________



                                    SCHEDULE C

                      PREAMENDMENT OPERATION OF THE PLAN


The following are the adopting Employer's elective Plan provisions which conform the terms of this Prototype Plan to the preamendment operation of the Plan during the transition period between the earliest effective date under GUST
(as defined below) and the effective date of adoption of this Prototype Plan and Trust which takes into account all of the changes in the qualification requirements made by the following: The Uruguay Round Agreements, Pub. L. 103-465 (GATT); The Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353 (USERRA); The Small Business Job Protection Act of 1996, Pub. L. 104-188 (SBJPA) [including Section 414(u) of the Internal Revenue Code]; The Taxpayer Relief Act of 1997, Pub. L. 105-34 (TRA'97); and The Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206 (IRSRRA) and The Community Renewal Tax Relief Act of 2000, Pub. L. 106-554 (CRA), hereinafter referred to collectively as GUST.

Complete as applicable and appropriate.

I.     PLAN PROVISION:  HIGHLY COMPENSATED EMPLOYEES

       For Plan Years beginning after 1996, the Employer may elect a "Top-Paid Group" election and the Calendar Year Data election to determine the definition of Highly Compensated Employee:

       [ ]  A.   Top-Paid Group Election:  A Participant (who is not a 5% owner at any time during the determination year or the look-back year) who earned more than $80,000 as indexed for the look-back year is a Highly Compensated Employee if the Employee was in the Top-Paid Group for the look-back year. The election was applicable for:

                 [ ]  1.   1997 Plan Year.
                 [ ]  2.   1998 Plan Year.
                 [ ]  3.   1999 Plan Year.
                 [ ]  4.   2000 Plan Year.
                 [ ]  5.   2001 Plan Year.
                 [ ]  6.   2002 Plan Year.

       [ ]  B.   Calendar Year Data Election:  In determining who is a Highly
                 Compensated Employee (other than a 5% owner) the Employer makes a calendar year data election. The look-back year is the calendar year beginning with or within the look-back year.
                 The election was applicable for:

                 [ ]  1.   1998 Plan Year.
                 [ ]  2.   1999 Plan Year.
                 [ ]  3.   2000 Plan Year.
                 [ ]  4.   2001 Plan Year.
                 [ ]  5.   2002 Plan Year.

            If the elections above are made, such election shall apply to all Plans maintained by the Employer.

       [ ]  C.   Calendar Year Calculation Election (for 1997 Plan Year only):
                 Indicate below whether the Calendar Year calculation election was made for Plan Years beginning in 1997:

                 [ ]  Yes       [ ]  No


II.    PLAN PROVISION:  FAMILY AGGREGATION

       Did the Pre-SBJPA Family Aggregation rules of Code Sections 401(a)(17)
       (a) and 414(q)(6), both in effect for Plan Years beginning before January 1, 1997, continue to apply for any purpose for Plan Years beginning after 1996?

       [x]   No
       [ ]   Yes; explain the application:
             __________________________________________________________________
             __________________________________________________________________

             If this rule was subsequently discontinued, indicate when rule no longer applied:
             __________________________________________________________________
             __________________________________________________________________

             EMPLOYERS WHO ADOPT THIS PROTOTYPE PLAN MAY NOT ELECT TO CONTINUE TO APPLY THE PRE-SBJPA FAMILY AGGREGATION RULES.


III.   PLAN PROVISION:  COMBINED PLAN LIMIT OF CODE SECTION 415(E)

       Did the Employer maintain a Defined Benefit Plan prior to January 1,
       2000?

       [ ]   Yes     [x]   No

       Did the Plan continue to apply the combined Plan limit of Code Section 415(e) (as in effect for Limitation Years beginning before January 1,
       2000) in limitation years beginning after December 31, 1999, to the extent that such election conforms to the Plan's operation?

       [ ]   Yes      [x]   No

       If yes, specify provisions below that will satisfy the 1.0 limitation of Code Section 415(e). Such language must preclude Employer discretion. The Employer must also specify the interest and mortality assumptions used in determining Present Value in the Defined Benefit Plan.

       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________

       EMPLOYERS WHO ADOPT THIS PROTOTYPE PLAN MAY NOT ELECT TO CONTINUE TO APPLY THE COMBINED PLAN LIMIT OF CODE SECTION 415(E) IN YEARS BEGINNING AFTER THE DATE THE EMPLOYER ADOPTS ITS GUST-RESTATED PLAN.


IV.    PLAN PROVISION:  NONDISCRIMINATION TESTING

       The Small Business Job Protection Act permits the Employer to use the ADP and/or ACP of Non-Highly Compensated Employees for the prior year or current year in determining whether the plan satisfied the nondiscrimination tests.

       Employers who adopt this Prototype Plan must use the same testing method for both the ADP and ACP tests for Plan Years beginning on or after the
       date the Employer adopts this GUST-restated Plan.   This restriction
       does not apply with respect to Plan Years beginning before the date the Employer adopts this GUST-restated plan.

       1.   ADP TESTING ELECTION:

       [x]  a.   Current year data for all Participants was used.

                 [x]  1.   1997 Plan Year.
                 [x]  2.   1998 Plan Year.
                 [x]  3.   1999 Plan Year.
                 [x]  4.   2000 Plan Year.
                 [x]  5.   2001 Plan Year.
                 [x]  6.   2002 Plan Year.

       [ ]  b.   Prior year data for Participants who are Non-Highly Compensated
                 Employees was used.

                 [ ]  1.   1997 Plan Year.
                 [ ]  2.   1998 Plan Year.
                 [ ]  3.   1999 Plan Year.
                 [ ]  4.   2000 Plan Year.
                 [ ]  5.   2001 Plan Year.
                 [ ]  6.   2002 Plan Year.

       2.   ACP TESTING ELECTION:

       [x]  a.   Current year data for all Participants was used.

                 [x]  1.   1997 Plan Year.
                 [x]  2.   1998 Plan Year.
                 [x]  3.   1999 Plan Year.
                 [x]  4.   2000 Plan Year.
                 [x]  5.   2001 Plan Year.
                 [x]  6.   2002 Plan Year.

       [ ]  b.   Prior year data for Participants who are Non-Highly Compensated
                 Employees was used.

                 [ ]  1.   1997 Plan Year.
                 [ ]  2.   1998 Plan Year.
                 [ ]  3.   1999 Plan Year.
                 [ ]  4.   2000 Plan Year.
                 [ ]  5.   2001 Plan Year.
                 [ ]  6.   2002 Plan Year.


V.     PLAN PROVISION:  FIRST PLAN YEAR TESTING ELECTIONS

       For a new 401(k) Plan, the Employer could use either the current or prior year testing methods as well as a rule that deems the prior year ADP/ACP to be 3%.

       1.   ADP TESTING ELECTION:

       [ ]  a.   Current year data for all Participants was used.

                 [ ]  1.   1997 Plan Year.
                 [ ]  2.   1998 Plan Year.
                 [ ]  3.   1999 Plan Year.
                 [ ]  4.   2000 Plan Year.
                 [ ]  5.   2001 Plan Year.
                 [ ]  6.   2002 Plan Year.

       [ ]  b.   Current year data for Participants who are Highly Compensated
                 Employees was used. The ADP for Participants who are Non-Highly
                 Compensated Employees was assumed to be 3% or the actual ADP if greater.

                 [ ]  1.   1997 Plan Year.
                 [ ]  2.   1998 Plan Year.
                 [ ]  3.   1999 Plan Year.
                 [ ]  4.   2000 Plan Year.
                 [ ]  5.   2001 Plan Year.
                 [ ]  6.   2002 Plan Year.

       2.   ACP TESTING ELECTION:

       [ ]  a.   Current year data for all Participants was used.

                 [ ]  1.   1997 Plan Year.
                 [ ]  2.   1998 Plan Year.
                 [ ]  3.   1999 Plan Year.
                 [ ]  4.   2000 Plan Year.
                 [ ]  5.   2001 Plan Year.
                 [ ]  6.   2002 Plan Year.

       [ ]  b.   Current year data for Participants who are Highly Compensated
                 Employees was used. The ACP for Participants who are Non-Highly
                 Compensated Employees was assumed to be 3% or the actual ACP if greater.

                 [ ]  1.   1997 Plan Year.
                 [ ]  2.   1998 Plan Year.
                 [ ]  3.   1999 Plan Year.
                 [ ]  4.   2000 Plan Year.
                 [ ]  5.   2001 Plan Year.
                 [ ]  6.   2002 Plan Year.


VI. PLAN PROVISION: DISTRIBUTION ALTERNATIVES FOR PARTICIPANTS WHO ARE NOT A MORE THAN 5 % OWNER

       Select (A), (B), (C) and/or (D), whichever is applicable. Subsection (D) must be selected to the extent that there would otherwise be an elimination of a pre-retirement age 701/2 distribution option for Employees other than those listed above.

       [ ]  A.   Any Participant who has not had a separation from Service who had attained age 701/2 in years after 1995 may elect by April
                 1 of the calendar year following the calendar year in which the Participant attained age 701/2 (or by December 31, 1997, in the case of a Participant attaining age 701/2 in 1996) to defer distributions until the calendar year in which the Participant retires. If no such election is made, the Participant will begin receiving distributions by the April 1 of the calendar year following the calendar year in which the Participant attained age 701/2 (or by December 31, 1997, in the case of a Participant attaining age 701/2 in 1996).

       [ ]  B.   Any Participant who has not had a separation from Service
                 and is currently in benefit payment status because of attainment of age 701/2 in years prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the calendar year in which the Participant retires. There is either (select one):

            [ ]  1.   a new Annuity Starting Date upon recommencement, or

            [ ]  2.   no new Annuity Starting Date upon recommencement.

       [ ]  C.   Any Participant who has not had a separation from Service, and is currently in benefit payment status because of attainment of age 701/2 in 1997 or in a later year (or attained age 701/2 in 1996, but had not commenced required minimum distributions in 1996) may elect to stop distributions and recommence by the April 1 of the calendar year following the calendar year in which the Participant retires. There is either (select one):

            [ ]  1.   a new Annuity Starting Date upon recommencement, or

            [ ]  2.   no new Annuity Starting Date upon recommencement.

       [x]  D.   The pre-retirement distribution option is only eliminated with respect to Employees who reach age 701/2 in or after a calendar year that begins after the later of December 31, 1998, or the adoption of the amendment to the Plan. The pre-retirement age
                 701/2 distribution option is an optional form of benefit under which benefits are payable in a particular distribution form
                  (including any modifications that maybe elected after benefit commencement) and commencing at a time during the period that begins on or after January 1 of the calendar year following the calendar year in which an Employee attains age 701/2 and ends April 1 of the immediately following calendar year.


VII.   PLAN PROVISION:  MANDATORY CASH-OUT RULE

       [x] For Plan Years beginning after August 9, 1997, the $3,500 cash-out limit is increased to $5,000.


VIII.  PLAN PROVISION:  30-DAY WAIVER PERIOD

       For Plan Years beginning after December 31, 1996, if the plan is subject to the Joint and Survivor rules, did the plan provide distributions prior to the expiration of the 30-day waiting period?

       [ ]  Yes        [ ]  No


IX.    PLAN PROVISION:  SUSPENSION OF LOAN REPAYMENTS

       On or after December 12, 1994, did the Employer permit the suspension of loan repayments due to qualified military leave?

       [x]  Yes         [ ]  No

       Effective Date:  1/1/2002


X. PLAN PROVISION: HARDSHIP DISTRIBUTIONS TREATED AS ELIGIBLE ROLLOVER DISTRIBUTIONS

       The Employer had the option with respect to Hardship distributions made after December 31, 1998, to treat as eligible rollover distributions, or to delay the Effective Date until January 1, 2000. Hardship distributions were not treated as eligible rollover distributions effective as of:

       [x]  January 1, 1999
       [ ]  January 1, 2000
       [ ]  Other (specify date):  ____________________________________________


XI.    PLAN PROVISION:  401(K) SAFE HARBOR PROVISIONS

       For Plan Years beginning after 1998, the Employer may implement safe harbor provisions under Code Sections 401(m)(11) and 401(k)(12). Did the plan elect safe harbor status?

            [ ]  Yes

            [x]   No

       If yes, enter the formulas below:

       Date Plan Year Begins           Section 401(k)       Section 401(m)
       ---------------------           --------------       --------------
         ______/_______/99
         ______/_______/00
         ______/_______/01
         ______/_______/02


XII.   OTHER PLAN PROVISIONS:
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________
       ________________________________________________________________________

       Effective Date:  _______________________________



                                       SCHEDULE D

             SAFE HARBOR ELECTIONS FOR FLEXIBLE NON-ELECTIVE CONTRIBUTION


The following elections are made with regard to the Plan's Safe Harbor status pursuant to Section VII herein. For Plan Years indicated below, the Plan hereby invokes a Safe Harbor status in accordance with IRS Notices 98-52 and 2000-3.

For all Plan Years in which this Safe Harbor election is being made, the limitations and restrictions found in Section VII herein apply.

1. For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

2. For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

3. For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

4. For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

5. For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).



                                     SCHEDULE E

                          COLLECTIVE AND COMMINGLED FUNDS


The Trustee is authorized to invest all or any part of the Fund in the following Collective and Commingled Funds as provided for in the Basic Plan Document #01:

1.

2.

3.

4.

5.

6.

7.

8.

9.

10.



                                      AMENDMENT
                                       TO THE
                                    STANDARDIZED
                          CASH OR DEFERRED PROFIT-SHARING PLAN
                                 ADOPTION AGREEMENT #009

1. Except as otherwise noted, effective as of the first day of the first Plan Year beginning after December 31, 2001, Section VI of the Standardized Cash or Deferred Profit-Sharing Plan Adoption Agreement #009 entitled "EMPLOYEE CONTRIBUTIONS" is amended by adding the following new sections:

       "J.  CATCH-UP CONTRIBUTIONS (SELECT ONE):

            [x]  1.   Shall apply to contributions after 12/31/2001. (enter
                      December 31, 2001 or a later date).

            [ ]  2.   Shall not apply.

       K.   DIRECT ROLLOVERS:

            The Plan will accept a Direct Rollover of an Eligible Rollover Distribution from (check each that apply):

       [ ]  1.   A Qualified Plan described in Code Section 401(a) or 403(a), excluding Voluntary After-tax Contributions.

       [x]  2.   A Qualified Plan described in Code Section 401(a) or 403(a), including Voluntary After-tax Contributions.

       [x]  3.   An annuity contract described in Code Section 403(b), excluding
                 Voluntary After-tax Contributions.

       [x]  4.   An eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state.

       L.   PARTICIPANT ROLLOVER CONTRIBUTIONS FROM OTHER PLANS:

            The Plan will accept a Participant Rollover Contribution of an Eligible Rollover Distribution from (check only those that apply):

       [x]  1.   A Qualified Plan described in Code Section 401(a) or
                 403(a).

       [x]  2.   An annuity contract described in Code Section 403(b).

       [x]  3.   An eligible plan under Code Section 457(b) which is
                 maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

       M.   PARTICIPANT ROLLOVER CONTRIBUTIONS FROM IRAS:

            The Plan (select one):

       [x]  1.   will

       [ ]  2.   will not

                 accept a Participant Rollover Contribution of the portion of a distribution from an Individual Retirement Account [which was not used as a conduit from a Qualified Plan] or Annuity described in Code Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includable in gross income.

       N. EFFECTIVE DATE OF DIRECT ROLLOVER AND PARTICIPANT ROLLOVER CONTRIBUTION PROVISIONS:

            The provisions of (K), (L), and (M) above, as they apply to Paragraph 4.4 of the Basic Plan Document #01 entitled "Rollover Contributions" shall be effective 1/1/2002 (enter a date no earlier than January 1, 2002)."


2. Section VIII(A) of the Standardized Cash or Deferred Profit-Sharing Plan Adoption Agreement #009 entitled, "EMPLOYER CONTRIBUTIONS" will be amended effective _______________ by the addition of a new type of contribution which is eligible to receive an Employer Matching Contribution which shall read as follows:

       "6.  CATCH-UP CONTRIBUTIONS:

       [x]  a.   Catch-Up contributions made by the Participants will not be matched by the Employer.

       [ ]  b.   Catch-Up Contributions made by the Participants will be matched on the same formula, terms and conditions as provided in
                 Section VIII of the Adoption Agreement. A Matching Contribution will be made on the basis of the contribution type(s) selected below:

            [ ]  i.   Elective Deferrals
            [ ]  ii.  403(b) Deferrals"


3. Section XI of the Standardized Cash or Deferred Profit-Sharing Plan Adoption Agreement #009 entitled, "MULTIPLE PLANS MAINTAINED BY THE SAME EMPLOYER, LIMITATIONS ON ALLOCATIONS, AND TOP-HEAVY CONTRIBUTIONS" will be amended effective ___________ by the addition of a new paragraph (C) which shall read as follows:

       "C.  MINIMUM BENEFITS FOR EMPLOYEES ALSO COVERED UNDER ANOTHER PLAN:

            The Employer should describe below the extent, if any, to which the Top-Heavy Minimum Benefit requirements of Code Section 416(c) and paragraph 14.2 of the Basic Plan Document #01 shall be met in another plan. Please list the name of the other plan, the minimum benefit that will be provided under such other plan, and the Employees who will receive the minimum benefit under such other plan."

             __________________________________________________________________
             __________________________________________________________________
             __________________________________________________________________
             __________________________________________________________________


4. Section XIII of the Standardized Cash or Deferred Profit-Sharing Plan Adoption Agreement #009 entitled, "VESTING" will be amended effective __________________ by the addition of a new paragraph (E) which shall read as follows:

       Note: First select to whom the vesting schedule will apply. Number 1 should be elected if only active Participants' Matching Contributions accounts will be affected. Letter (a) should be selected if the Employer wishes only to change the vesting schedule for contributions made to the Plan after December 31, 2001. Letter (b) should be selected if the Employer wants to change the vesting schedule for all Matching Contributions to the Plan (regardless of when made). Number 2 should be selected if the Employer wants to change the vesting schedule on Matching Contributions for all Participants - regardless of whether they are active or inactive. The applicable vesting schedule shall be selected from number 3 through 7 below.

       "E.  VESTING OF EMPLOYER MATCHING CONTRIBUTIONS:

       [ ]  1.   Plan Participants with one Hour of Service for Plan Years
                 beginning after 2001:

            [ ]  a.   Vesting of Employer Matching Contributions as described in paragraph 9.7 of the Basic Plan Document #01 shall apply only to Matching Contributions attributable to a Plan
                      Year beginning after December 31, 2001.

            [ ]  b.   Vesting of Employer Matching Contributions as described
                      in paragraph 9.7 of the Basic Plan Document #01 shall apply to all Participants with an account balance derived from Employer Matching Contributions.

       [ ]  2.   All Plan Participants:

                 The vesting schedule of Employer Matching Contributions as described in paragraph 9.2 of the Basic Plan Document #01 shall be selected below and shall apply to all Participants with an account balance derived from Employer Matching Contributions.

                 The vesting schedule for Employer Matching Contributions shall be as follows:

       [ ]  3.   Not applicable.  There are no Matching Contributions made to the Plan.

       [x]  4.   Not applicable.  The current formula(s) are equal to or
                 greater than the three year cliff or six year graded vesting schedules.

       [ ]  5.   A Participant's account balance derived from Employer Matching
                 Contributions shall be fully and immediately vested.

       [ ]  6.   A Participant's account balance derived from Employer Matching
                 Contributions shall be nonforfeitable upon the Participant's completion of three (3) years of vesting Service.

       [ ]  7.   A Participant's account balance derived from Employer Matching
                 Contributions shall vest according to the following schedule:

                     Years of Vesting Service       Vested Percentage
                     ------------------------       -----------------
                              2                             20%
                              3                             40%
                              4                             60%
                              5                             80%
                              6                            100%

5. Section XV of the Standardized Cash or Deferred Profit-Sharing Plan Adoption Agreement #009 entitled, "IN-SERVICE WITHDRAWALS" will be amended by the addition of a new paragraph (C) which shall read as follows:

       "C.  SUSPENSION PERIOD FOR HARDSHIP DISTRIBUTION (SELECT ONE):

       [x]  1.   A Participant who receives a distribution in calendar year
                 2001 on account of Hardship shall be prohibited from making
                 Elective Deferrals and Voluntary After-tax Contributions under this and all other plans of the Employer for six (6) months after receipt of the distribution or until January 1, 2002, if later.

       [ ]  2.   A Participant who receives a distribution in calendar year
                 2001 on account of Hardship shall be prohibited from making
                 Elective Deferrals and Voluntary After-tax Contributions under this and all other plans of the Employer for the period specified in the provisions of the Plan relating to suspension of Elective Deferrals that were in effect prior to this Amendment."

6. Section XVIII of the Standardized Cash or Deferred Profit-Sharing Plan Adoption Agreement #009 entitled, "DISTRIBUTION OPTIONS" will be amended effective 1/1/2002 by the addition of the following:

       "E.  TREATMENT OF ROLLOVERS IN APPLICATION OF INVOLUNTARY CASH-OUT
            PROVISIONS:

            The Plan (select one):

            [x] Elects to exclude Rollover Contributions in determining the value of the Participant's nonforfeitable account balance for purposes of the Plan's involuntary cash-out rules.

            [ ] Does not elect to exclude Rollover Contributions in determining the value of the Participant's nonforfeitable account balance for purposes of the Plan's involuntary cash-out rules.

            If the Employer has elected to exclude Rollover Contributions, the election shall apply with respect to distributions made after 1/1/2002 (enter a date no earlier than December 31, 2001) with respect to Participants who separated from Service after 1/1/2002 (enter the date; this date may be earlier than December 31, 2001)."

       F.   DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT:

            Distribution upon severance from employment as described in paragraph 6.6(d) of the Basic Plan Document #01 shall apply for distributions after 1/1/2002 (enter a date no earlier than December 31, 2001):

            [x]  regardless of when the severance from employment occurred.

            [ ] for severance from employment occurring after _______________ (enter the Effective Date if different than the Effective Date above).

       Executed this _______ day of ___________________


                                     Thomasville Bancshares, Inc.

                                     _________________________________
                                     Signed by

                                     _________________________________
                                     Signature



                   AMENDMENT TO THE ADOPTION AGREEMENT FOR THE
                 FINAL AND TEMPORARY MINIMUM DISTRIBUTION RULES
                          OF CODE SECTION 401(a)(9)


Except as otherwise noted, effective as of the first day of the first Plan Year beginning after December 31, 2001, on the Adoption Agreement the section entitled "Distribution Options" is amended by adding the following new section to the Adoption Agreement.

MINIMUM DISTRIBUTION REQUIREMENTS

Check and complete Section A below if any required minimum distributions for the 2002 distribution calendar year were made in accordance with the Section 401(a)(9) Final and Temporary Regulations.

[x]    A.   EFFECTIVE DATE OF PLAN AMENDMENT FOR SECTION 401(A)(9) FINAL AND
            TEMPORARY TREASURY REGULATIONS.

            Article XVII, Minimum Distribution Requirements, applies for purposes of determining Required Minimum Distributions for Distribution Calendar Years beginning with the 2003 calendar year, as well as Required Minimum Distributions for the 2002 Distribution Calendar Year that are made on or after 1/1/2002 (insert Effective
            Date).

Check and complete any of the remaining sections if you wish to modify the rules in paragraphs 17.7 and 17.12 of Article XVII of the Plan.

[ ]    B.   ELECTION TO APPLY 5-YEAR RULE TO DISTRIBUTIONS TO DESIGNATED
            BENEFICIARIES:

            If the Participant dies before distributions begin and there is a designated Beneficiary, distribution to the designated Beneficiary is not required to begin by the date specified in paragraph 17.7 of the Basic Plan Document #01 but the Participant's entire interest will be distributed to the designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving Spouse is the Participant's sole designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to either the Participant or the surviving Spouse begin, this election will apply as if the surviving Spouse were the Participant.

            This election will apply to:

            [ ]  1.   All distributions.

            [ ]  2.   The following distributions:

                      __________________________________

[ ]    C.   ELECTION TO ALLOW PARTICIPANTS OR BENEFICIARIES TO ELECT 5-YEAR
            RULE:

            Participants or Beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in paragraph
            17.7 and 17.12 of the Basic Plan Document #01 applies to distributions after the death of a Participant who has a designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under paragraph 17.7, or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving Spouse's) death. If neither the Participant nor Beneficiary makes an election under this paragraph, distributions will be made in accordance with paragraph 17.7 and 17.12 of the Basic Plan Document #01 and, if applicable, the elections in section B above.

[ ]    D.   ELECTION TO ALLOW DESIGNATED BENEFICIARY RECEIVING DISTRIBUTIONS
            UNDER 5-YEAR RULE TO ELECT LIFE EXPECTANCY DISTRIBUTIONS:

            A designated Beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.


IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this ___________ day of _____________________.


                                    Thomasville Bancshares, Inc.

                                     _________________________________
                                     Signed by

                                     _________________________________
                                     Signature